SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Additional Materials
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VALIC Company I
VALIC Company II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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QUESTIONS AND ANSWERS
IF VOTING BY MAIL INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS March 26, 2010
JOINT PROXY STATEMENT Special Joint Meeting of Shareholders March 26, 2010
INTRODUCTION
PROPOSALS
ADDITIONAL INFORMATION
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

VALIC COMPANY I
VALIC COMPANY II
2929 Allen Parkway
Houston, Texas 77019
February 5, 2010
Dear Contract Owner, Certificate Holder, Plan Participant or IRA Owner:
     You are receiving the enclosed joint proxy statement (the “Proxy Statement”) because you owned interests in the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Mid Cap Strategic Growth Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and/or the Stock Index Fund (each, a series of VALIC Company I) and/or because you owned interests in the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and/or the Strategic Bond Fund (each, a series of VALIC Company II) as of the close of business on December 28, 2009. Each such series of VALIC Company I or VALIC Company II is referred to as a “Fund” and together as the “Funds.”
     A special joint meeting (the “Special Meeting”) of the shareholders of the Funds will be held at the offices of The Variable Annuity Life Insurance Company (“VALIC”), at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Friday, March 26, 2010, at 2:00 p.m. Central Standard Time, to vote on the proposals described in the Proxy Statement.
     VALIC serves as the investment adviser to each Fund pursuant to an investment advisory agreement between VALIC and the Fund (each, an “Advisory Agreement” and together, the “Advisory Agreements”). PineBridge Investments LLC (“PineBridge”), Brazos Capital Management, L.P. (“Brazos”) and SunAmerica Asset Management Corp. (“SunAmerica”) serve as subadvisers to certain of the Funds as set forth below.
     At an in-person meeting on October 26-27, 2009, the Board of Directors of VALIC Company I and the Board of Trustees of VALIC Company II (together, the “Board”) approved new subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (as defined below) and between VALIC and SunAmerica, with respect to the SunAmerica Sub-Advised Funds (as defined below). These new subadvisory agreements are subject to approval by the shareholders of the respective PineBridge Fund or SunAmerica Sub-Advised Fund, as applicable. The terms of the new subadvisory agreements and the factors considered by the Board in approving such agreements are detailed in the Proxy Statement and summarized below for your reference.
PineBridge Investments LLC
     PineBridge (formerly known as AIG Global Investment Corp. (“AIGGIC”)) serves as a subadviser to the Asset Allocation Fund, Aggressive Growth Lifestyle Fund, Capital Conservation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and the Strategic Bond Fund (each, together with the Mid Cap Strategic Growth Fund, a “PineBridge Fund” and together, the “PineBridge Funds”) pursuant to subadvisory agreements between VALIC and PineBridge (the “Current PineBridge Subadvisory Agreements”).
     Brazos serves as a subadviser to the Mid Cap Strategic Growth Fund pursuant to a subadvisory agreement between VALIC and Brazos (the “Current Brazos Subadvisory Agreement” and together with the Current PineBridge Subadvisory Agreements, each a “Current PineBridge/Brazos Subadvisory Agreement” and together the “Current PineBridge/Brazos Subadvisory Agreements”).
     On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interests in AIGGIC and Brazos, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company, on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge and Brazos will have its advisory functions consolidated with PineBridge.
     The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. The closing of the Transaction will result in an “assignment” of the Current PineBridge/Brazos Subadvisory Agreements which, under the terms of the agreements and as required by law, will result in the automatic termination of each Current PineBridge/Brazos Subadvisory Agreement. As detailed in the Proxy Statement, however, the Transaction will not result in any material changes to the portfolio management team, other personnel, investment processes, day-to-day operations, or the services PineBridge will provide to the Funds for which it will continue its portfolio management responsibilities.
     At an in-person meeting on October 26-27, 2009, the Board approved new subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (each, a “New PineBridge Subadvisory Agreement” and together, the “New PineBridge Subadvisory Agreements”). These agreements are subject to approval by each PineBridge Fund’s respective shareholders.
     The terms of the New PineBridge Subadvisory Agreements are substantially similar to the terms of the Current PineBridge/Brazos Subadvisory Agreements, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by VALIC to PineBridge pursuant to the New PineBridge Subadvisory Agreements will be identical to or lower than the fees payable by VALIC to PineBridge or Brazos, as applicable, pursuant to the Current PineBridge/Brazos Subadvisory Agreements. Under the Current PineBridge/Brazos Subadvisory Agreements, VALIC, and not the PineBridge Funds, is responsible for payment of the subadvisory fees to PineBridge or Brazos, as applicable, and this arrangement will not change as a result of the approval of the New PineBridge Subadvisory Agreements.
     To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved, at the October 26-27, 2009 meeting, interim subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (each, an “Interim PineBridge Subadvisory Agreement” and together, the “Interim PineBridge Subadvisory Agreements”). The Interim PineBridge Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Interim PineBridge Subadvisory Agreement provides for PineBridge to continue portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Current PineBridge/Brazos Subadvisory Agreement, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by VALIC to PineBridge pursuant to the Interim PineBridge Subadvisory Agreements are identical to or lower than the fees payable by VALIC to PineBridge or Brazos, as applicable, pursuant to the Current PineBridge/Brazos Subadvisory Agreements. The Interim PineBridge Subadvisory Agreements will go into effect upon the closing of the Transaction and will remain in effect, with respect to each PineBridge Fund, for 150 days or until the shareholders of such Fund approve their respective New PineBridge Subadvisory Agreement, whichever is earlier.

SunAmerica Asset Management Corp.
     PineBridge, through its predecessor AIGGIC, served as a subadviser to the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and the Socially Responsible Fund (each, a “SunAmerica Sub-Advised Fund” and together, the “SunAmerica Sub-Advised Funds”) pursuant to subadvisory agreements between VALIC and PineBridge (each, a “Prior PineBridge Subadvisory Agreement” and together, the “Prior PineBridge Subadvisory Agreements”).
     At the October 26-27, 2009 meeting, the Board determined to terminate the Prior PineBridge Subadvisory Agreements effective as of the close of business on November 30, 2009. The Board approved new subadvisory agreements with respect to the SunAmerica Sub-Advised Funds between VALIC and SunAmerica, a Delaware corporation and a registered investment adviser pursuant to the Advisers Act (each, a “New SunAmerica Subadvisory Agreement” and together, the “New SunAmerica Subadvisory Agreements”). These agreements are subject to approval by each SunAmerica Sub-Advised Fund’s respective shareholders.
     The terms of the New SunAmerica Subadvisory Agreements are substantially similar to the terms of the Prior PineBridge Subadvisory Agreements, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by VALIC to SunAmerica pursuant to the New SunAmerica Subadvisory Agreements will be identical to or lower than the fees payable by VALIC to PineBridge pursuant to the respective Prior PineBridge Subadvisory Agreement. Under the Prior PineBridge Subadvisory Agreements, VALIC, and not the SunAmerica Sub-Advised Funds, was responsible for payment of the subadvisory fees and this arrangement will not change as a result of the approval of the New SunAmerica Subadvisory Agreements.
     To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved, at the October 26-27, 2009 meeting, interim subadvisory agreements between VALIC and SunAmerica, with respect to the SunAmerica Sub-Advised Funds (each, an “Interim SunAmerica Subadvisory Agreement” and together, the “Interim SunAmerica Subadvisory Agreements”). The Interim SunAmerica Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the 1940 Act. Each Interim SunAmerica Subadvisory Agreement provides for SunAmerica to assume portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Prior PineBridge Subadvisory Agreement, with certain exceptions detailed in the Proxy Statement. In particular, the fees payable by VALIC to SunAmerica pursuant to the Interim SunAmerica Subadvisory Agreements are identical to or lower than the fees payable by VALIC to PineBridge pursuant to the Prior PineBridge Subadvisory Agreements. The Interim SunAmerica Subadvisory Agreements went into effect on December 1, 2009 and will remain in effect, with respect to each SunAmerica Sub-Advised Fund, until April 29, 2010 or until the shareholders of such Fund approve their respective New SunAmerica Subadvisory Agreement, whichever is earlier.

     The purpose of the Proxy Statement is to ask you to vote, with respect only to the Fund or Funds in which you own an interest, in favor of the proposals to approve the New PineBridge Subadvisory Agreements and the New SunAmerica Subadvisory Agreements.
     As the owner of a variable annuity or variable life insurance contract or certificate issued by VALIC or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote your shares of the Fund(s) at the Special Meeting of shareholders of the Funds to be held on March 26, 2010. As a participant in a qualified employer-sponsored retirement plan that invests in a Fund without a variable annuity contract or wrapper, or as an owner of an Individual Retirement Account where VALIC is the custodian, you may vote your shares directly. The Board recommends that you vote “FOR” the proposal(s) for which you are eligible to vote. The Proxy Statement contains detailed information about the proposals, and VALIC recommends that you read it carefully before voting. VALIC has also attached a “Questions and Answers” section to assist you in evaluating the proposals.
     We appreciate your cooperation and continued support.

Sincerely,

Kurt W. Bernlohr
President
A proxy card or voting instruction card for each Fund is enclosed along with the Proxy Statement. Please vote your shares or provide voting instructions today by signing and returning the enclosed proxy card or voting instruction card for each of the Funds in which you own an interest in the postage prepaid envelope provided, or follow the instructions on each proxy card and voting instruction card to vote by telephone or over the internet.

QUESTIONS AND ANSWERS
Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?
A:	The purpose of this proxy solicitation (the “Proxy Statement”) is to ask you to vote, concerning your investment in one or more of the Funds (as defined below), in favor of the proposals to approve (i) with respect to the PineBridge Funds (as defined below), the new subadvisory agreements between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”) (“Proposal 1”) and (ii) with respect to the SunAmerica Sub-Advised Funds (as defined below), the new subadvisory agreements between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”) (“Proposal 2”). Although you may not be a direct shareholder of a Fund, as an owner of a variable annuity contract or certificate (a “Contract”) issued by a Separate Account of VALIC or an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (a “Plan”) that invests in a Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”
Q:	WHO IS ASKING FOR MY VOTE?
A:	The Board of Directors of VALIC Company I and the Board of Trustees of VALIC Company II (together, the “Board”), have requested the vote of the shareholders of the Funds at a special joint meeting of shareholders (the “Special Meeting”) to be held at the offices of VALIC, The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Friday, March 26, 2010, at 2:00 p.m. Central Standard Time.

With respect to Proposal 1, the Board has requested the vote of the shareholders of the Aggressive Growth Lifestyle Fund, Asset Allocation Fund, Capital Conservation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, International Small Cap Equity Fund, Mid Cap Strategic Growth Fund, Moderate Growth Lifestyle Fund and the Strategic Bond Fund (each, a series of VALIC Company I or VALIC Company II and each, a “PineBridge Fund” and together, the “PineBridge Funds”).

With respect to Proposal 2, the Board has requested the vote of the shareholders of the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and the Socially Responsible Fund

(each, a series of VALIC Company I or VALIC Company II and each, a “SunAmerica Sub-Advised Fund” and together, the “SunAmerica Sub-Advised Funds”).

As used herein, the term “Funds” refers to the PineBridge Funds and the SunAmerica Sub-Advised Funds and the term “Fund” refers to any constituent fund of the same.
Q:	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 1?
A:	With the exception of the Mid Cap Strategic Growth Fund, PineBridge (formerly known as AIG Global Investment Corp. (“AIGGIC”)) serves as a subadviser to each PineBridge Fund pursuant to a subadvisory agreement between VALIC and PineBridge (the “Current PineBridge Subadvisory Agreements”). Brazos Capital Management, L.P., an affiliate of PineBridge (“Brazos”), serves as a subadviser to the Mid Cap Strategic Growth Fund pursuant to a subadvisory agreement between VALIC and Brazos (the “Current Brazos Subadvisory Agreement”). The Current PineBridge Subadvisory Agreements and the Current Brazos Subadvisory Agreement are each referred to as a “Current PineBridge/Brazos Subadvisory Agreement” and together as the “Current PineBridge/Brazos Subadvisory Agreements.”

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interests in AIGGIC and Brazos, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company, on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge and Brazos will have its advisory functions consolidated with PineBridge.

The Transaction is expected to close in the first quarter of 2010 and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, the Current PineBridge/Brazos Subadvisory Agreements will automatically terminate pursuant to the terms of each agreement and as required by law.

At an in-person meeting held on October 26-27, 2009, the Board, including the Board’s directors/trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) (the “Independent Directors/Trustees”), determined to approve new subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (each, a “New PineBridge Subadvisory Agreement” and together, the “New PineBridge Subadvisory Agreements”). Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser.
Q:	IF PROPOSAL 1 IS APPROVED, WILL THE PINEBRIDGE FUNDS’ INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, PORTFOLIO MANAGEMENT OR MANAGEMENT FEES CHANGE AS A RESULT?
A:	Your investment in a PineBridge Fund is not expected to materially change as a result of the Transaction or the approval of Proposal 1. The Transaction and the approval of Proposal 1 will not change the number of shares you will own in the PineBridge Funds or the value of your investment. The PineBridge Funds’ investment objectives and strategies will remain the same and the portfolio management is not expected to materially change. The management fees with respect to the PineBridge Funds will remain the same following the Transaction and the approval of Proposal 1, except as set forth below.

With respect to the Asset Allocation Fund, Global Social Awareness Fund, International Equities Fund and the International Small Cap Equity Fund, the Board also approved the addition of breakpoints applicable to the advisory fee rate and subadvisory fee rate, which would have the effect of reducing management fees paid by such Funds as their respective assets increase above the breakpoints.

The terms of the New PineBridge Subadvisory Agreements are substantially similar to the terms of the Current PineBridge/Brazos Subadvisory Agreements, apart from the addition of fee breakpoints for the above listed Funds, the effective dates and termination dates, the language pertaining to the liability of PineBridge and the indemnification of VALIC by PineBridge and the addition of certain provisions in the New PineBridge Subadvisory Agreements that serve to clarify the obligations of PineBridge, including a provision pertaining to the insurance coverage PineBridge will maintain.
Q:	WHAT WILL HAPPEN IF PROPOSAL 1 IS NOT APPROVED BY THE SHAREHOLDERS OF A PINEBRIDGE FUND?
A:	In the event that shareholders of a PineBridge Fund do not approve a New PineBridge Subadvisory Agreement, the Board will take such action with respect to such Fund as it deems to be in the best interest of the Fund and its shareholders. The approval of a New PineBridge Subadvisory Agreement with respect to any PineBridge Fund is not contingent on the approval of the agreements by shareholders of any other PineBridge Fund.

Q:	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 2?
A:	PineBridge, through its predecessor AIGGIC, served as a subadviser to the SunAmerica Sub-Advised Funds pursuant to subadvisory agreements between VALIC and PineBridge (each, a “Prior PineBridge Subadvisory Agreement” and together, the “Prior PineBridge Subadvisory Agreements”). At the October 26-27, 2009 meeting, the Board determined to terminate the Prior PineBridge Subadvisory Agreements effective as of the close of business on November 30, 2009. The Board, including a majority of the Independent Directors/Trustees, approved new subadvisory agreements with respect to the SunAmerica Sub-Advised Funds between VALIC and SunAmerica (each, a “New SunAmerica Subadvisory Agreement” and together, the “New SunAmerica Subadvisory Agreements”). Federal securities laws generally require that shareholders approve agreements between a Fund’s investment manager and its subadviser.

SunAmerica is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, which is an indirect, wholly owned subsidiary of AIG. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. In addition, SunAmerica subadvises several series of VALIC Company I and VALIC Company II in addition to the SunAmerica Sub-Advised Funds, and serves as the administrator of all series of VALIC Company I and VALIC Company II.

The Board approved the change of subadviser from PineBridge to SunAmerica because it determined, as described more fully in the Proxy Statement, that the change would provide continuity of management that is in the best interest of shareholders of the SunAmerica Sub-Advised Funds.
Q:	IF PROPOSAL 2 IS APPROVED, WILL THE SUNAMERICA SUB-ADVISED FUNDS’ INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, PORTFOLIO MANAGEMENT OR MANAGEMENT FEES CHANGE AS A RESULT?
A:	Your investment in a SunAmerica Sub-Advised Fund is not expected to materially change as a result of the approval of Proposal 2. The approval of Proposal 2 will not change the number of shares you own in the SunAmerica Sub-Advised Funds or the value of your investment. The investment objectives and strategies of the Funds will remain the same.

The portfolio management of the SunAmerica Sub-Advised Funds changed from PineBridge to SunAmerica upon the termination of the Prior PineBridge Agreements and the assumption by SunAmerica of the role of subadviser. However, the individual who currently serves as the portfolio manager for the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and the Stock Index Fund, pursuant to the Interim SunAmerica

Subadvisory Agreements, previously served as management team coordinator at PineBridge and is expected to continue to serve as the portfolio manager if Proposal 2 is approved. The portfolio manager of the Socially Responsible Fund is an individual who formerly provided equity derivative and passive trading support to PineBridge’s traditional and enhanced equity products, including the Socially Responsible Fund.

The management fees with respect to the SunAmerica Sub-Advised Funds will remain the same following the approval of Proposal 2, except as set forth below. With respect to the Nasdaq-100® Index Fund and Socially Responsible Fund, the Board approved the addition of breakpoints applicable to the advisory fee rate and subadvisory fee rate, which would have the effect of reducing management fees paid by such Funds as their respective assets increase above the breakpoints.

The terms of the New SunAmerica Subadvisory Agreements are substantially similar to the terms of the Prior PineBridge Subadvisory Agreements apart from the addition of fee breakpoints for the above listed Funds, the effective dates and termination dates, the language pertaining to the indemnification of VALIC by SunAmerica, the addition of certain provisions in the New SunAmerica Subadvisory Agreements regarding the obligations of SunAmerica and VALIC and various non-material updating items.
Q:	WHAT WILL HAPPEN IF PROPOSAL 2 IS NOT APPROVED BY THE SHAREHOLDERS OF THE SUNAMERICA SUB-ADVISED FUNDS?
A:	In the event that shareholders of a SunAmerica Sub-Advised Fund do not approve a New SunAmerica Subadvisory Agreement, the Board will take such action with respect to such Fund as it deems in the best interest of the Fund and its shareholders. The approval of a New SunAmerica Subadvisory Agreement with respect to any SunAmerica Sub-Advised Fund is not contingent on the approval of the agreements by shareholders of any other SunAmerica Sub-Advised Fund.
Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?
A:	The Board recommends that shareholders vote “FOR” the Proposals.
Q:	ARE THE FUNDS PAYING FOR THE PREPARATION, PRINTING AND MAILING OF THE PROXY STATEMENT?
A:	No. The costs associated with preparing, printing and mailing the Proxy Statement will be allocated among PineBridge and SunAmerica such that PineBridge will bear the costs associated with Proposal 1 and SunAmerica will bear the costs associated with Proposal 2.

Q:	HOW CAN I VOTE MY SHARES?
A:	You can provide voting instructions using the enclosed voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since VALIC, on behalf of its Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Fund. Please cast your vote on this important proposal as soon as possible.
Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?
A:	With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal and no Proposal on behalf of a Fund is conditioned upon the approval of the same Proposal by any other Fund.
Q:	WHO DO I CALL IF I HAVE QUESTIONS?
A:	Please call VALIC Client Services at 1-800-448-2542.

To Our Group Deferred Compensation Contract Owners:
As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.
Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing Voting Instruction Cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor
THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

VALIC COMPANY I
Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund
VALIC COMPANY II
Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
March 26, 2010

TO THE SHAREHOLDERS:
     The special joint meeting (the “Special Meeting”) of the shareholders of the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Mid Cap Strategic Growth Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and the Stock Index Fund (each, a series of VALIC Company I) and the shareholders of the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and the Strategic Bond Fund (each, a series of VALIC Company II), will be held at the offices of The Variable Annuity Life Insurance Company (“VALIC”), the investment adviser to each such series of VALIC Company I and VALIC Company II (each series, a “Fund” and together, the “Funds”), at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Friday, March 26, 2010, at 2:00 p.m. Central Standard Time, for the following purposes:
     Matters to be voted upon by the shareholders of each PineBridge Fund (as defined herein):

Proposal 1.	To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”).
    Matters to be voted upon by the shareholders of each SunAmerica Sub-Advised Fund (as defined herein):
Proposal 2	To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”).
    Other Matters:
Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
     The Funds’ Board of Directors/Trustees has fixed the close of business on December 28, 2009 as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
     It is very important that your vote(s) be received prior to the Special Meeting date.
     Your vote(s) is/are important regardless of the size of your holdings in any or all of the Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card(s) or voting instruction card(s) and return it/them promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please reference your proxy card or voting instruction card. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of Each Fund’s Board,

Nori L. Gabert
Secretary VALIC Company I VALIC Company II

Houston, Texas
Dated: February 5, 2010

VALIC COMPANY I
Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund
VALIC COMPANY II
Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund
2929 Allen Parkway
Houston, Texas 77019

JOINT PROXY STATEMENT
Special Joint Meeting of Shareholders
March 26, 2010

INTRODUCTION
     This joint proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Mid Cap Strategic Growth Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and the Stock Index Fund (each, a series of VALIC Company I, a Maryland corporation) and the Board of Trustees of the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and the Strategic Bond Fund (each, a series of VALIC Company II, a Delaware statutory trust) to be voted at a special joint meeting (the “Special Meeting”) of the shareholders of such series of VALIC Company I and VALIC Company II (each series, a “Fund” and together, the “Funds”).
     VALIC Company I (“VC I”) and VALIC Company II (“VC II”) are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of common stock of the Funds that are series of VC I and the shares of beneficial interest of the Funds that are series of VC II are referred to as “shares.” The Board of Directors of VC I and the Board of Trustees of VC II are referred to as the “Board.”
     For shareholders who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in a Fund without a variable annuity contract or wrapper, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly. For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”
     The Special Meeting is scheduled to be held at the offices of VALIC, at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Friday, March 26, 2010, at 2:00 p.m. Central Standard Time. The approximate mailing date of the Proxy Statement is February 5, 2010.
     Each Fund provides periodic reports to all of its respective shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s most recent annual and semi-annual report, without charge, by calling 1-800-448-2542 or by writing to VALIC Company I or VALIC Company II, as applicable, each at 2929 Allen Parkway, Houston, Texas 77019.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 26, 2010. This Proxy Statement is available on the internet at https://www.proxyweb.com.

PROPOSALS
     The Special Meeting is being held for the shareholders of each Fund to consider and vote on the following proposals with respect to the Fund or Funds in which each shareholder is a shareholder (each, a “Proposal” and together, the “Proposals”), as indicated below and described more fully herein:
Matters to be voted upon by the shareholders of each PineBridge Fund (as defined herein):
Proposal 1.	To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”).
Matters to be voted upon by the shareholders of each SunAmerica Sub-Advised Fund (as defined herein):
Proposal 2.	To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”).
Other Matters:
Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
BACKGROUND
     VALIC serves as the investment adviser to the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Mid Cap Strategic Growth Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and the Stock Index Fund of the VC I and to the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund, Socially Responsible Fund and the Strategic Bond Fund of the VC II pursuant to investment advisory agreements initially entered into on January 1, 2002, the continuation of which was last approved by the Board at an in-person meeting held on August 3-4, 2009. These investment advisory agreements, together with all amendments, are each referred to as an “Advisory Agreement” and collectively, as the “Advisory Agreements.”
     Pursuant to the Advisory Agreements, VALIC has agreed to furnish investment advisory and management services to each Fund. VALIC may delegate its advisory functions to subadvisers but remains responsible for monitoring the performance of subadvisers and their compliance with VALIC’s and the Funds’ policies and procedures. Despite VALIC’s delegation of its advisory function to subadvisers with respect to the Funds, VALIC provides ongoing management supervision, policy direction and legal services to the Funds.
     Each subadviser for the Funds acts pursuant to a subadvisory agreement with VALIC that has been approved by the Board of the applicable Funds, including a majority of the Board’s directors/trustees who are not “interested persons,” as defined under the 1940 Act (the “Independent Directors/Trustees”). Generally, the subadvisers’ duties include furnishing continuing advice and recommendations to the relevant portions of their respective Fund(s) regarding the purchase and sale of securities. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of VALIC. VALIC, and not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.
PROPOSAL 1: APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN VALIC AND PINEBRIDGE
PineBridge (formerly known as AIG Global Investment Corp. (“AIGGIC”)) serves as a subadviser to the Asset Allocation Fund, Capital Conservation Fund, Global Social Awareness Fund, Inflation Protected Fund, International Equities Fund and the International Government Bond Fund of VC I and to the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and the Strategic Bond Fund of VC II (each Fund, together with the Mid Cap Strategic Growth Fund, a “PineBridge Fund” and together, the “PineBridge Funds”) pursuant to subadvisory agreements between VALIC and PineBridge dated January 1, 2002, as amended. Brazos Capital Management, L.P., an affiliate of PineBridge (“Brazos”), serves as the subadviser to the Mid Cap Strategic Growth Fund pursuant to a subadvisory agreement between VALIC and Brazos dated December 20, 2004, as amended. These subadvisory agreements, together with all amendments, are each referred to as a “Current PineBridge/Brazos Subadvisory Agreement” and collectively, as the “Current PineBridge/Brazos Subadvisory Agreements.” The Board last approved the Current PineBridge/Brazos Subadvisory Agreements at an in-person meeting of the Board held on August 3-4, 2009, and the Current PineBridge/Brazos Subadvisory Agreements were last approved by the Funds’ shareholders on December 28, 2001 for all of the PineBridge Funds except the Mid Cap Strategic Growth Fund, which was approved by the Fund’s sole shareholder on December 20, 2004.
     On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interests in

AIGGIC and Brazos, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group (“PCG”), an Asia-based private investment group (the “Transaction”). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge, a Delaware limited liability company, on December 31, 2009. PineBridge, as successor to AIGGIC, remains a registered investment adviser pursuant to the Investment Advisers Act of 1940. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge and Brazos will have its advisory functions consolidated with PineBridge.
     Subject to applicable law and regulation, PCG may from time to time sell or grant interests in Bridge to one or more third parties, which may include AIG or one of its affiliates.
     The closing of the Transaction will result in an “assignment” of the Current PineBridge/Brazos Subadvisory Agreements which, under the terms of the agreements and as required by law, will result in the automatic termination of each Current PineBridge/Brazos Subadvisory Agreement. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing.
     At an in-person meeting held on October 26-27, 2009, the Board, including a majority of the Independent Directors/Trustees, approved new subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (each, a “New PineBridge Subadvisory Agreement” and together, the “New PineBridge Subadvisory Agreements”). Under the 1940 Act, a subadvisory contract with respect to a registered investment company (such as the PineBridge Funds) must be approved by a majority of the outstanding voting securities of such company. Accordingly, the New PineBridge Subadvisory Agreements must be approved by each PineBridge Fund’s respective shareholders.
     To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved, at the October 26-27, 2009 meeting, interim subadvisory agreements between VALIC and PineBridge, with respect to the PineBridge Funds (each, an “Interim PineBridge Subadvisory Agreement” and together, the “Interim PineBridge Subadvisory Agreements”). The Interim PineBridge Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the 1940 Act. Each Interim PineBridge Subadvisory Agreement provides for PineBridge to continue its portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Current PineBridge/Brazos Subadvisory Agreement, with the exception of the provisions required by Rule 15a-4 pertaining to the term and effectiveness of an interim subadvisory agreement and the escrow of fees accrued thereunder. The subadvisory fee in each of the Interim PineBridge Subadvisory Agreements is identical to or lower than the subadvisory fee in the respective Current PineBridge/Brazos Subadvisory Agreement. The Interim PineBridge Subadvisory Agreements will go into effect upon the closing of the Transaction and will remain in effect, with respect to each PineBridge Fund, for 150 days thereafter, or until the shareholders of such Fund approve their respective New PineBridge Subadvisory Agreement, whichever is earlier.
     If a PineBridge Fund’s New PineBridge Subadvisory Agreement is approved, the New PineBridge Subadvisory Agreement will replace the Interim PineBridge Subadvisory Agreement and PineBridge will continue to manage the Fund. The New PineBridge Subadvisory Agreement would remain in effect for two years following its effective date, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. The form of the New PineBridge Subadvisory Agreement relating to the PineBridge Funds is attached to the Proxy Statement as Exhibit A. The following discussion provides a comparison of the terms of the New PineBridge Subadvisory Agreements to the terms of the respective Current PineBridge/Brazos Subadvisory Agreements, but any description of the New PineBridge Subadvisory Agreements is qualified in its entirety by reference to Exhibit A.
     The Board unanimously recommends that the shareholders of each Fund vote “FOR” the proposal to approve the New PineBridge Subadvisory Agreements.
Comparison of the New PineBridge Subadvisory Agreements and the Current PineBridge/Brazos Subadvisory Agreements
     The terms of each New PineBridge Subadvisory Agreement are substantially similar to the terms of the respective Current PineBridge/Brazos Subadvisory Agreement, except for the effective dates and termination dates and as set forth below.
     The New PineBridge Subadvisory Agreements contain a broader indemnification by PineBridge of VALIC, such that (a) PineBridge would now indemnify VALIC against all losses (including legal and other expenses), which may be based upon (i) any wrongful act or breach of the agreements by PineBridge or (ii) any failure by PineBridge to comply with its representations and warranties and (b) the indemnification of VALIC would now cover its affiliates, officers and directors and any person deemed to control VALIC. For further information regarding the revisions made to the liability and indemnification provisions, see “Comparison of the New PineBridge

Subadvisory Agreements and the Current PineBridge/Brazos Subadvisory Agreements — Limitation of Liability and Indemnification” on page 11.
     The New PineBridge Subadvisory Agreements clarify that (i) PineBridge will assist in pricing of securities, (ii) brokerage commissions, taxes, custodian and other transaction-related expenses will be the responsibility of the PineBridge Funds and (iii) the books and records kept by PineBridge with respect to the PineBridge Funds will be the property of the PineBridge Funds and, as such, will be subject to examination by the PineBridge Funds or VALIC.
     The New PineBridge Subadvisory Agreements contain an agreement by PineBridge that it shall maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of the New PineBridge Subadvisory Agreement, is acceptable to VALIC.
     The subadvisory fee under each New PineBridge Subadvisory Agreement is identical to the fee under the respective Current PineBridge/Brazos Subadvisory Agreement, except that the New PineBridge Subadvisory Agreements amend the fees for certain of the PineBridge Funds to add breakpoints which would have the effect of reducing the subadvisory fees attributable to such Funds as their respective assets increase above the breakpoints. For further information regarding these subadvisory fee reductions, see “Comparison of the New PineBridge Subadvisory Agreements and the Current PineBridge/Brazos Subadvisory Agreements — Fees” below.
     The New PineBridge Subadvisory Agreements also contain a New York venue provision and various non-material updating items.
     The distinctions between the terms of the New PineBridge Subadvisory Agreements and the terms of the Current PineBridge/Brazos Subadvisory Agreements would not impact VALIC’s obligations to the PineBridge Funds under the Advisory Agreements, except that with respect to the addition of breakpoints to the subadvisory fees for certain of the Funds, corresponding breakpoints would also be added to such Funds’ Advisory Agreements upon the closing of the Transaction.
     Investment Advisory Services. The investment advisory services to be provided by PineBridge to the PineBridge Funds under the New PineBridge Subadvisory Agreements are identical in all material respects to the services provided by PineBridge or Brazos, as applicable, to the Funds under the Current PineBridge/Brazos Subadvisory Agreements. Both the Current PineBridge/Brazos Subadvisory Agreements and the New PineBridge Subadvisory Agreements provide that, subject to the supervision, direction and approval of VALIC and the Board, the subadviser is responsible for managing the investment and reinvestment of each PineBridge Fund’s assets in a manner consistent with the respective Fund’s investment objective, policies and restrictions, and applicable federal and state law. The subadviser makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of each Fund’s assets that the subadviser manages. In order to implement its investment decisions, the subadviser has full discretion and is authorized to place orders and issue instructions with respect to those transactions for the PineBridge Funds. The subadviser is not, however, responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the PineBridge Funds, but provides such assistance as is reasonably requested by VALIC.
     The terms of each Current PineBridge/Brazos Subadvisory Agreement and New PineBridge Subadvisory Agreement further specify that the subadviser will maintain all books and records with respect to each PineBridge Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to VALIC and the Board such periodic and special reports as VALIC or the Board may reasonably request. Furthermore, each Current PineBridge/Brazos Subadvisory Agreement and New PineBridge Subadvisory Agreement provides that the subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations.
     Fees. The fees to be paid by VALIC to PineBridge under the New PineBridge Subadvisory Agreements will be identical to or lower than the fees paid by VALIC to PineBridge or Brazos, as applicable, under the Current PineBridge/Brazos Subadvisory Agreements. The following charts set forth the subadvisory fees paid to PineBridge or Brazos, as applicable, under the Current PineBridge/Brazos Subadvisory Agreements, as well as the subadvisory fees payable to PineBridge under the New PineBridge Subadvisory Agreements.
Reduced Subadvisory Fees Under the Interim PineBridge Subadvisory
Agreements and the New PineBridge Subadvisory Agreements*

	Fees Under the Current	Fees Under the Interim PineBridge
	PineBridge/Brazos	Subadvisory Agreements and the New
Fund	Subadvisory Agreements	PineBridge Subadvisory Agreements
Asset Allocation Fund	0.25% on all assets	0.25% on the first $300 million
0.225% on the next $200 million
0.20% on assets over $500 million

Global Social Awareness Fund	0.25% on all assets	0.25% on the first $500 million
0.225% on the next $500 million
0.20% on assets over $1 billion

	Fees Under the Current	Fees Under the Interim PineBridge
	PineBridge/Brazos	Subadvisory Agreements and the New
Fund	Subadvisory Agreements	PineBridge Subadvisory Agreements
International Equities Fund	0.10% on all assets	0.10% on the first $1 billion
0.09% on assets over $1 billion

International Small Cap Equity Fund	0.50% on all assets	0.50% on the first $750 million
0.45% on assets over $750 million

*	In connection with the proposed reduction in subadvisory fees for the above PineBridge Funds, the Advisory Agreements with respect to such PineBridge Funds will be amended to effect corresponding reductions to the investment advisory fees payable by the respective PineBridge Fund to VALIC, effective upon the closing of the Transaction. As a result, the advisory fees retained by VALIC will not be increased by the reduction in subadvisory fees.
Subadvisory Fees Remaining the Same Under the Interim PineBridge
Subadvisory Agreements and the New PineBridge Subadvisory Agreements

Fees Under the Current PineBridge/Brazos
Subadvisory Agreements, the Interim PineBridge
Subadvisory Agreements and the New PineBridge
Fund	Subadvisory Agreements
Aggressive Growth Lifestyle Fund	0.10% on all assets

Capital Conservation Fund	0.25% on the first $200 million
0.20% on the next $300 million
0.15% on assets over $500 million

Conservative Growth Lifestyle Fund	0.10% on all assets

Core Bond Fund	0.25% on the first $200 million
0.20% on the next $300 million
0.15% on assets over $500 million

Inflation Protected Fund	0.25% on the first $250 million
0.20% on the next $250 million
0.15% on assets over $500 million

International Government Bond Fund	0.25% on the first $200 million
0.20% on the next $300 million
0.15% on assets over $500 million

Mid Cap Strategic Growth Fund	0.45% on the first $250 million
0.40% on the next $250 million
0.35% on assets over $500 million

Moderate Growth Lifestyle Fund	0.10% on all assets

Strategic Bond Fund	0.35% on the first $200 million
0.25% on the next $300 million
0.20% on assets over $500 million
     Under both the Current PineBridge/Brazos Subadvisory Agreements and the New PineBridge Subadvisory Agreements, the subadviser has no right to obtain compensation directly from the PineBridge Funds for services provided under the agreements and looks solely to VALIC for payment of fees due. The following table shows the fees paid by VALIC to PineBridge or Brazos, as applicable, for services performed under the Current PineBridge/Brazos Subadvisory Agreements, for each PineBridge Fund’s most recently completed fiscal year. Also listed are the fees that would have been paid to PineBridge under the New PineBridge Subadvisory Agreements and the percentage difference between the two amounts. The addition of breakpoints under the New PineBridge Subadvisory Agreements would not have changed the amount paid during the most recently completed fiscal year because the applicable Funds’ assets were not high enough to reach the proposed breakpoints.

		Actual Subadvisory
	Actual Subadvisory	Fees that would
	Fees Paid Under the	have been Payable
	Current	Under the New
	PineBridge/Brazos	PineBridge
	Subadvisory	Subadvisory	Percentage
Fund	Agreements	Agreements	Difference
Asset Allocation Fund[1]	$301,619	$301,619	0.0%
Aggressive Growth Lifestyle Fund[2]	$75,124	$75,124	0.0%
Capital Conservation Fund[1]	$285,729	$285,729	0.0%
Conservative Growth Lifestyle Fund[2]	$50,461	$50,461	0.0%
Core Bond Fund[2]	$404,184	$404,184	0.0%
Global Social Awareness Fund[1]	$877,562	$877,562	0.0%
Inflation Protected Fund[1]	$390,831	$390,831	0.0%
International Equities Fund[1]	$750,047	$750,047	0.0%
International Government Bond Fund[1]	$394,396	$394,396	0.0%
International Small Cap Equity Fund[2]	$2,437,880	$2,437,880	0.0%
Mid Cap Strategic Growth Fund[1]	$512,371	$512,371	0.0%
Moderate Growth Lifestyle Fund[2]	$120,920	$120,920	0.0%
Strategic Bond Fund[2]	$920,806	$920,806	0.0%

[1]	For the fiscal year ended May 31, 2009.

[2]	For the fiscal year ended August 31, 2009.
     With respect to the International Small Cap Equity Fund and the Strategic Bond Fund, PineBridge acts as the subadviser for another registered investment company with a similar investment objective. PineBridge does not act as the subadviser to a registered investment company with a similar investment objective to any of the other PineBridge Funds. The following table sets forth the subadvisory fees paid to PineBridge for services performed as subadviser to the comparable funds described above.

			Comparable Fund Subadvisory Fee
Comparable Fund	Net Assets		Payable to PineBridge
SunAmerica Strategic Bond Fund, a series of SunAmerica Income Funds	$466,501,119	[1]	0.35% on the first $200 million
			0.25% on the next $300 million
			0.20% on assets over $500 million

SunAmerica International Small-Cap Fund, a series of SunAmerica Equity Funds	$69,528,410	[2]	0.60%[3]

[1]	As of March 31, 2009.

[2]	As of September 30, 2009.

[3]	For the year ended September 30, 2009, PineBridge agreed to voluntarily waive 0.05% of the subadvisory fee it receives from SunAmerica, the investment adviser to the International Small-Cap Fund, for its services as subadviser. PineBridge has agreed to continue this voluntary waiver, however such waiver may be discontinued at any time.
     Payment of Expenses. The nature of the expenses to be borne by PineBridge under the New PineBridge Subadvisory Agreements is identical to the nature of the expenses borne by PineBridge or Brazos, as applicable, under the Current PineBridge/Brazos Subadvisory Agreements.
     Limitation on Liability and Indemnification. As with the Current PineBridge/Brazos Subadvisory Agreements, the New PineBridge Subadvisory Agreements generally provide that PineBridge will not be liable to the PineBridge Funds or their shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the subadviser in the performance of its duties under the agreements or the reckless disregard by the subadviser of its obligations or duties under the agreements (“disabling conduct”). The foregoing limit of liability also applies to VALIC under each Current PineBridge/Brazos Subadvisory Agreement, but each New PineBridge Subadvisory Agreement instead states in new Section 7(c) that PineBridge shall not be liable to VALIC for: (i) any acts of VALIC or another subadviser to a PineBridge Fund regarding any portion of such Fund’s assets not managed by PineBridge; and (ii) any acts of PineBridge that result from certain specified acts or omissions of VALIC. The New PineBridge Subadvisory Agreements also expressly state an exception to PineBridge’s limit of liability to the PineBridge Funds or their shareholders in the event a loss results from a breach of fiduciary duty under Section 36(b) of the 1940 Act; and also states that PineBridge is liable for the disabling conduct of not only itself, but also its controlling persons, its other affiliates and its shareholders.

     Under the Current PineBridge/Brazos Subadvisory Agreements, PineBridge’s indemnification of VALIC, and with respect to the Mid Cap Strategic Growth Fund, Brazos’ indemnification of VALIC, was limited to losses resulting from disabling conduct of PineBridge or Brazos, as applicable. The New PineBridge Subadvisory Agreements contain a broader indemnification by PineBridge of VALIC, such that PineBridge would indemnify VALIC and its affiliates, and each of its officers and directors, and each person controlling VALIC, against all losses (including legal and other expenses), which may be based upon (i) any wrongful act or breach of the New PineBridge Subadvisory Agreements by PineBridge or (ii) any failure by PineBridge to comply with the representations and warranties contained in the agreements, provided that this indemnification will not protect any person who is liable due to his or her own disabling conduct.
     Continuance. Each Current PineBridge/Brazos Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If a PineBridge Fund’s New PineBridge Subadvisory Agreement is approved by shareholders, the New PineBridge Subadvisory Agreement will replace the Interim PineBridge Subadvisory Agreement and PineBridge will continue to manage the Fund. The New PineBridge Subadvisory Agreement would remain in effect for two years following its effective date, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. Each PineBridge Fund’s Current PineBridge/Brazos Subadvisory Agreement and New PineBridge Subadvisory Agreement contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.
     Termination. The Current PineBridge/Brazos Subadvisory Agreements and the New PineBridge Subadvisory Agreements provide that the Agreement may be terminated, at any time, without penalty: (i) by vote of the Board or by vote of holders of a majority of the outstanding voting securities of the applicable PineBridge Fund and (ii) by VALIC, each on not less than thirty (30) days’ nor more than sixty (60) days’ written notice to the subadviser. The Agreements also provide for termination by the subadviser, however, the notice requirements for such termination are not the same. Under the Current PineBridge/Brazos Subadvisory Agreements, the subadviser may terminate the Agreement upon at least sixty (60) days’ written notice to VALIC. Under the New PineBridge Subadvisory Agreements, the subadviser may terminate the Agreement on not more than sixty (60) days’ nor less than thirty (30) days’ written notice.

     As with the Current PineBridge/Brazos Subadvisory Agreements, each New PineBridge Subadvisory Agreement will also terminate automatically in the event of its assignment or in the event of the assignment or termination of the Advisory Agreement between VALIC and the applicable PineBridge Fund.
Factors Considered by the Board
     The Board, including the Independent Directors/Trustees, approved the Interim PineBridge Subadvisory Agreements and the New PineBridge Subadvisory Agreements at an in-person meeting of the Board held on October 26-27, 2009. The Interim PineBridge Subadvisory Agreements and the New PineBridge Subadvisory Agreements are referred to below each as a “PineBridge Subadvisory Agreement” and together as the “PineBridge Subadvisory Agreements.”
     In accordance with Section 15(c) of the 1940 Act, the Board requested, and VALIC, PineBridge and Brazos provided, materials related to certain factors the Board considered in determining whether to approve each PineBridge Subadvisory Agreement. These materials included: (a) information concerning the Transaction; (b) information relating to the nature, extent and quality of services to be provided by PineBridge, including a discussion of the key personnel of PineBridge; (c) the investment performance of the PineBridge Funds compared to performance of comparable funds as selected by Lipper Inc. (“Lipper”), an independent third-party provider of investment company data (“Performance Group/Universe”), and against each Fund’s benchmarks; as well as performance information of funds and accounts managed by PineBridge with investment objectives similar to certain of the PineBridge Funds, as applicable; (d) fee and expense information of the PineBridge Funds, including the advisory fee and subadvisory fees charged in connection with VALIC’s and PineBridge’s management of the PineBridge Funds, compared to advisory fee rates and subadvisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Subadvised Expense Group/Universe”), as selected by Lipper; (e) information provided by PineBridge on fees and expenses of other funds it advises with similar investment objectives as certain of the PineBridge Funds; (f) the costs of services and the benefits potentially to be derived by PineBridge and its affiliates, including a discussion of any indirect benefits to PineBridge; (g) information regarding PineBridge’s compliance policies and procedures and its compliance and regulatory history; (h) a summary of brokerage and soft dollar practices; and (i) the terms of the PineBridge Subadvisory Agreements.
     PCG and PineBridge representatives attended the meeting and confirmed that the personnel responsible for managing the day-to-day investments of the PineBridge Funds were not expected to change in the foreseeable future as a result of the Transaction and that the Transaction would not have a material effect on PineBridge’s ability to continue to manage the PineBridge Funds. In addition, the PCG representatives discussed PCG’s commitment to providing resources and support to PineBridge. In considering approval of the PineBridge Subadvisory Agreements, the Board also took into account information and materials that the Board had received and considered in connection with its recent approval of the renewal of the Current PineBridge/Brazos Subadvisory Agreements in August 2009. That approval, on which the Board voted at an in-person meeting held on August 3-4, 2009, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualification of PineBridge’s and Brazos’s personnel, as the case may be, the PineBridge Funds’ performance and expenses, and the compliance program of PineBridge and Brazos.
     The Independent Directors/Trustees were separately represented by counsel that is independent of VALIC and its affiliates in connection with their consideration of approval of the PineBridge Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Directors/Trustees in executive sessions during which such independent counsel provided guidance to the Independent Directors/Trustees.
     In determining whether to approve each PineBridge Subadvisory Agreement, the Board, including the Independent Directors/Trustees, considered, among other factors, the following:
     Nature, Extent and Quality of Services Provided by PineBridge. The Board, including the Independent Directors/Trustees, considered the nature, extent and quality of services to be provided to the PineBridge Funds by PineBridge. The Board reviewed information provided by PineBridge relating to its operations and personnel. The Board noted that PineBridge’s management of the PineBridge Funds is subject to the oversight of VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the PineBridge Funds’ prospectuses and statements of additional information. The Board considered information provided to it regarding the services to be provided by PineBridge, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a PineBridge Fund, subject to oversight and review by VALIC. The Board also noted that PineBridge (i) would provide VALIC with records concerning its activities, which VALIC or the PineBridge Funds are required to maintain; and (ii) would render regular reports to VALIC and to officers and Directors/Trustees of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed PineBridge’s history and investment experience as well as information regarding the qualifications, background and responsibilities of PineBridge investment and compliance personnel who provide services to the PineBridge Funds. The Board also reviewed PineBridge’s brokerage and soft dollar practices. The Board took into account its familiarity with PineBridge, as successor to AIGGIC, and Brazos, and each subadviser’s operations through its service as subadviser to the PineBridge Funds over the years. The Board also considered information relating to the Transaction and representations from PCG, the proposed ultimate parent company of PineBridge, that PCG is committed to PineBridge as a long term investment and would devote sufficient resources to PineBridge. The Board also considered the financial condition of PineBridge, its current parent and its proposed parent, PCG. The Board also reviewed financial information and other reports from PineBridge and considered whether PineBridge would have the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services. In connection with its review, the Board received the consolidated financial statements of AIG and its subsidiaries, including PineBridge, for the year ended December 31, 2008. The Board also received pro forma financial information for Bridge.
     The Board also took into account discussions with management indicating that the services to be provided by PineBridge would in all material respects be identical to the services that PineBridge and Brazos, as applicable, are currently providing to the PineBridge Funds. In addition, the Board reviewed PineBridge’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and considered the resources PineBridge was expected to have under its new ownership structure. The Board also reviewed the personnel that would be responsible for providing subadvisory services to the PineBridge Funds and considered that the key investment personnel at PineBridge or Brazos, as applicable, that were responsible for managing each Fund would continue to manage the Fund as portfolio managers at PineBridge. The Board also considered that certain other key personnel of PineBridge and Brazos would continue with PineBridge and that PCG anticipated providing resources and support while allowing PineBridge to manage and direct its own day-to-day operations.
     The Board also reviewed PineBridge’s compliance program and personnel. The Board took into account that such compliance policies and procedures were expected to continue following the close of the Transaction. It also considered PineBridge’s regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation. The Board concluded that there was no information provided to the Board that would have a material adverse effect on PineBridge’s ability to continue to provide services to the PineBridge Funds.

     The Board concluded that the nature, extent and quality of the advisory services to be provided by PineBridge under the PineBridge Subadvisory Agreements were expected to be satisfactory and that there was a reasonable basis on which to conclude that PineBridge would continue to provide a high quality of investment services to the PineBridge Funds.
     Investment Performance. The Board, including the Independent Directors/Trustees, considered the investment performance of PineBridge and Brazos. In connection with its review, the Board received information prepared by PineBridge regarding the performance information of two retail funds subadvised by PineBridge whose investment objectives are similar to those of the International Small Cap Equity Fund and the Strategic Bond Fund, respectively. The Board noted that the performance of these comparable funds was similar to the performance of the International Small Cap Equity Fund and the Strategic Bond Fund, with the exception of the three-year period ended September 30, 2009, where the performance of the comparable fund to the International Small Cap Equity Fund outperformed the PineBridge Fund. The Board took into account management’s discussion of the reasons for such difference in performance for that period. The Board did not review comparisons of performance information for the remaining PineBridge Funds as PineBridge and Brazos reported that they did not act as the subadviser to any other registered investment companies or other accounts with investment objectives similar to that of the remaining PineBridge Funds. The Board also reviewed certain composite performance information relating to PineBridge’s institutional small-cap equity mandates.
     The Board also reviewed Lipper reports that compare the PineBridge Funds’ investment performance to their respective Lipper benchmarks and Performance Groups/Universes, which reports were prepared in connection with the annual approval of the Current PineBridge/Brazos Subadvisory Agreements at the August 3-4, 2009 in-person meeting of the Board. The Board also considered information comparing each PineBridge Fund’s performance to that of its respective benchmark. It was noted that that performance information provided by Lipper was for the period ended April 30, 2009 and that benchmark information presented by management was through the period ended August 31, 2009. The Board also considered quarterly performance updates and analyses provided by management.
•	Aggressive Growth Lifestyle Fund. The Board considered that the Fund’s performance was below the median of its Performance Universe and that it underperformed the Lipper VUF Global Core Index for the one- and three-year periods but was above the median and outperformed the Lipper Index for the five-year period. The Board also noted that the Fund outperformed its blended benchmark for the one-, three-, and five-year periods. The Board took into account management’s discussion of the Fund’s performance, including the effect of the peer universe chosen for comparison on the Fund’s rankings. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•	Asset Allocation Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group/Universe for the one-, three- and five-year periods, and outperformed the Lipper VUF Mixed-Asset Target Allocation Moderate Index for such periods. The Board also noted that the Fund outperformed its custom blended benchmark for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that the Fund’s performance has been satisfactory.

•	Capital Conservation Fund. The Board considered that the Fund’s performance was in line with the median of its Performance Group for the one-, three- and five-year periods and was below the median of its Performance Universe for such periods. In addition, the Board noted that the Fund underperformed the Lipper VUF A-Rated Corporate Index for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its benchmark for the one-, three- and five-year periods. The Board noted management’s discussion of the Fund’s performance, including changes made to the Fund’s investment strategy beginning October 1, 2008, and concluded that performance is being addressed.

•	Conservative Growth Lifestyle Fund. The Board considered that the Fund’s performance was in line with or above the medians of its Performance Group/Universe and outperformed the Lipper VUF Mixed Asset Target Allocation Conservative Index for the one- and five-year periods and trailed the medians of its Performance Group/Universe and underperformed the Lipper Index for the three-year period. The Board noted that the Fund underperformed its blended benchmark for the one- and three-year periods and outperformed its blended benchmark for the five-year period. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•	Core Bond Fund. The Board considered that the Fund’s performance was at the median of its Performance Group for the three- and five-year periods and was below the median for the one-year period. The Board considered that the Fund was below the median of its Performance Universe for the one-, three- and five-year periods. The Board also noted that the Fund underperformed the Lipper VUF Corporate A-Rated Bond Index and its benchmark for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance, recent changes to the Fund’s investment strategy, and its continued monitoring of the Fund and concluded that management is taking appropriate action with respect to the Fund.

•	Global Social Awareness Fund. The Board considered that the Fund’s performance was in line with the median of its Performance Group for the one- and three-year periods but trailed the median for the five- year period. It also considered that the Fund was at or below the median of its Performance Universe, the Lipper VUF Global Core Index for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark for the one-year period and underperformed its benchmark for the three- and five-year periods. The Board noted that the Fund changed its principal investment strategy in October, 2007 and that the Fund’s performance record included its performance prior to such change. The Board also noted management’s discussion of the Fund’s performance since the investment strategy change. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•	Inflation Protected Fund. The Board noted that the Fund’s performance was below the medians of its Performance Group/Universe and its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, for the one- and three-year periods. The Board took into account management’s discussion of the Fund’s peer group. The Board also noted management’s discussion of the Fund’s performance, including its continued monitoring of the Fund and concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•	International Equities Fund. The Board considered that the Fund’s performance was in line with the medians of its Performance Group/Universe for the one-, three- and five-year periods. It also considered that the Fund was in line with the Lipper VUF International Core Index for the one- and five-year period but underperformed the Index for the three-year period. In addition, the Board noted that the Fund underperformed its benchmark, the MSCI EAFE Index for the one-, three- and five-year periods. The Board noted management’s continued monitoring of the Fund, and other plans to address performance, and concluded that the Fund’s performance is being addressed.

•	International Government Bond Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group/Universe for the one- and three-year periods and was above the medians for the five-year period. In addition, it was noted that the

Fund outperformed the Lipper Global Income Index for the one- and five-year periods but underperformed the index for the three-year period. Finally, the Board noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s recent performance versus the benchmark has improved. The Board concluded that the Fund’s performance was satisfactory.

•	International Small Cap Equity Fund. The Board considered that the Fund’s performance was at or above the medians of its Performance Group/Universe and the Lipper VUF International Core Index for the one- and five-year periods but that it was below the median and that it underperformed the Lipper Index for the three-year period. The Board took into consideration management’s discussion of the Fund’s performance, including that Lipper’s comparative Index focused on international multi-cap growth funds and not on international small-cap core funds. Management further noted that the Fund underperformed its benchmark for the one-year period and outperformed the benchmark for the three- and five-year periods. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•	Mid Cap Strategic Growth Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group/Universe and the Lipper VUF Mid Cap Growth Index for the one-year period but was in line with the medians of its Performance Group/Universe and the Index for the three-year period. The Board also considered that the Fund outperformed the benchmark for the one- and three-year periods. The Board noted management’s discussion of the Fund’s performance, including its continued monitoring of the Fund, and concluded that the Fund’s performance was satisfactory in light of all factors considered.

•	Moderate Growth Lifestyle Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group/Universe for the one- and three-year periods and was above the medians for the five-year period. The Board also considered that the Fund outperformed the Lipper VUF Mixed-Asset Target Allocation Moderate Index for the one-, three-, and five-year periods. In addition, the Board noted that the Fund outperformed its blended benchmark for the one-, three-, and five-year periods. The Board took into account management’s discussion of the Fund’s performance, including with respect to its peer group. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•	Strategic Bond Fund. The Board considered that the Fund’s performance was below the medians of its Performance Group/ Universe and the Lipper VUF General Bond Index for the one- and three-year periods, and was at or above the medians for the five-year period. In addition, the Board considered that the Fund underperformed its benchmark for the one- and three-year periods and outperformed the benchmark for the five-year period. The Board took into account management’s discussion of the Fund’s performance, including with respect to the Fund’s performance over the longer term. The Board noted that management was closely monitoring the Fund. The Board concluded that the Fund’s overall performance was satisfactory and that the Fund’s shorter term performance was being addressed.
     Consideration of the Subadvisory Fees and of the Cost of the Services and Profits to be Realized by PineBridge and its Affiliates from the Relationship with the Funds. The Board, including the Independent Directors/Trustees, received and reviewed information regarding the fees to be paid by VALIC to PineBridge pursuant to the PineBridge Subadvisory Agreements. The Board noted that the proposed subadvisory fees to be paid under the PineBridge Subadvisory Agreements to PineBridge are identical to or lower than the subadvisory fees paid to PineBridge or Brazos, as applicable, under the Current PineBridge/Brazos Subadvisory Agreements. The Board also considered that the subadvisory fees are paid by VALIC out of its advisory fees it receives from the PineBridge Funds and is not paid by the PineBridge Funds. The Board also noted that VALIC annually waives a portion of its advisory fee and/or reimburses the expenses of certain of the PineBridge Funds.
     To assist in analyzing the reasonableness of the subadvisory fees under the PineBridge Subadvisory Agreements, which are identical to or lower than the subadvisory fees of the Current PineBridge/Brazos Subadvisory Agreements, the Board reviewed the Lipper report referenced above, as well as other information provided at the August 3-4, 2009 Board meeting in connection with the annual renewal of the PineBridge Funds’ Current PineBridge/Brazos Subadvisory Agreements. The Lipper report included, among other data, information provided by Lipper regarding each PineBridge Fund’s advisory and subadvisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group/Universe and Subadvised Expense Group/Universe, where applicable. In considering such information, the Board considered that subadvisory fees may vary widely within the Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. In addition, the Board took into account the fees PineBridge charged to other funds with similar investment strategies as certain of the PineBridge Funds, as applicable, as well as certain comparable composite accounts, and considered these fee comparisons in light of the differences in managing the different types of accounts. The Board also considered the amount of subadvisory fees paid out by VALIC and the amount of the advisory fees that it retained. In addition, the Board noted that the management fees to be paid by the PineBridge Funds would not be changing, except that with respect to those PineBridge Funds for which subadvisory fees were being reduced through the implementation of breakpoints under the PineBridge Subadvisory Agreements, a corresponding reduction in the advisory fees payable by the PineBridge Funds to VALIC would be implemented.
     The Board concluded that the proposed subadvisory fee for each PineBridge Fund is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
     The Board was provided information related to the cost of services and profits to be realized by PineBridge and its affiliates in connection with the PineBridge Subadvisory Agreements. The Board further considered whether there were any collateral or “fall-out” benefits that PineBridge and its affiliates may derive as a result of their relationship with the PineBridge Funds. The Board noted that PineBridge believes that any such benefits would be de minimis and would not impact the reasonableness of the subadvisory fees.
     Because the subadvisory fees would not be changing, or would be less than, the subadvisory fees under the Current PineBridge/Brazos Agreements and because the subadvisory fees paid pursuant to the PineBridge Subadvisory Agreements would be paid by VALIC out of the advisory fees that VALIC receives from the PineBridge Funds under the Advisory Agreements, the profitability to PineBridge from its relationship with the PineBridge Funds was not a material factor in the Board’s deliberations.
     Economies of Scale. For similar reasons as stated above with respect to PineBridge’s profitability, the potential for economies of scale in PineBridge’s management of the PineBridge Funds was a less relevant factor in the Board’s approval of the PineBridge Subadvisory Agreements, although it was noted that most of the PineBridge Funds will have breakpoints at the subadvisory fee level. In addition, the Board noted that with respect to those PineBridge Funds for which subadvisory fees were being reduced through the implementation of breakpoints under the PineBridge Subadvisory Agreements, a corresponding reduction in the advisory fees payable by the PineBridge Funds to VALIC would be implemented.
     Terms of the PineBridge Subadvisory Agreements. The Board reviewed the terms of the PineBridge Subadvisory Agreements, including the duties and responsibilities to be undertaken by PineBridge. It was noted that the terms of the New PineBridge Subadvisory Agreements are substantially similar to the terms of the Current PineBridge/Brazos Subadvisory Agreements except for (a) the effective dates and termination dates, (b) the language pertaining to the liability of PineBridge and the indemnification of VALIC by PineBridge, (c) the addition of certain provisions in the PineBridge Subadvisory Agreements to clarify the obligations of PineBridge and (d) the addition of breakpoints to the subadvisory fee for certain of the Funds. The Board considered the initial term of the Interim PineBridge Subadvisory Agreements and noted that the agreements would continue for a period of 150 days or until the shareholders of each of the PineBridge Funds listed therein approve their respective New PineBridge Subadvisory Agreement, whichever is longer. The Board concluded that the terms of each of the PineBridge Subadvisory Agreements were reasonable.
     Conclusion. In reaching its decision to approve the PineBridge Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director/Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including the Independent Directors/Trustees, concluded that PineBridge possesses the capability and resources to perform the duties required of it under the PineBridge Subadvisory Agreements. Further, based upon its review of the PineBridge Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors/Trustees, concluded that the terms of the PineBridge Subadvisory Agreements are fair and reasonable and that it was in the best interests of each of the Funds and its respective shareholders to approve the PineBridge Subadvisory Agreements. Accordingly, the Board, including the Independent Directors/Trustees, unanimously approved, and recommends that shareholders of the PineBridge Funds approve the New PineBridge Subadvisory Agreement for their respective PineBridge Funds.
Information About PineBridge and Brazos
     PineBridge serves as the subadviser to each PineBridge Fund, with the exception of the Mid Cap Strategic Growth Fund, which is subadvised by Brazos. The principal business office and address of PineBridge and Brazos are 70 Pine Street, 11th Floor, New York, New York 10270 and 5949 Sherry Lane, Dallas, Texas 75225, respectively. PineBridge was organized as a Delaware limited liability company in 2009 and Brazos was organized as a Delaware limited partnership in 1999. PineBridge and Brazos are indirect, wholly owned subsidiaries of AIG and are part of PineBridge Investments. PineBridge Investments comprises a group of international investment companies and investment advisers, which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2009, PineBridge managed approximately $611 billion, of which approximately $520 billion related to affiliated assets, and Brazos managed approximately $274 million. Upon the closing of the Transaction, the advisory functions of Brazos will be consolidated with PineBridge and PineBridge will become a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard.
     The principal address of PineBridge Global Investments LLC is 70 Pine Street, 11th Floor, New York, New York 10270. The principal address of Bridge Partners, L.P. is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands. The business address of Mr. Li Tzar Kai, Richard is 38th Floor, Citibank Tower, Citibank Plaza, 3 Gordon Road, Central, Hong Kong.
     The following chart sets forth the name and principal occupation of the executive officers and directors of PineBridge, who are expected to continue in such capacities upon the closing of the Transaction.

Name and Address*	Principal Occupation
Win J. Neuger	Chief Executive Officer and Executive Committee Member
Hans K. Danielsson	Senior Managing Director and Executive Committee Member
Robert T. Thompson	Senior Managing Director and Executive Committee Member
Connie Miller	Head of Human Resources and Executive Committee Member
Rachel E. Amos	General Counsel
Amy Pappas	Managing Director and Chief Financial Officer

*	The address for the PineBridge personnel listed above is 70 Pine Street, 11th Floor, New York, New York 10270.
Information About VALIC
     VALIC serves as the investment adviser to each PineBridge Fund. VALIC is a stock life insurance company organized under Chapter 3 of the Texas Insurance Code. VALIC is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which is itself a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings (US), Inc. (“ALHU”). ALHU is a wholly-owned subsidiary of AIG. AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

     American General Distributors, Inc. (“AGDI”) serves as the principal underwriter to VC I and VC II. VALIC, AGDI, AGLIC and ALHU are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.
     VALIC is an investment adviser registered with the Securities and Exchange Commission and serves as the investment adviser to the Funds pursuant to the Advisory Agreements. The Board last approved the Advisory Agreements at an in-person meeting of the Board held on August 3-4, 2009. Each Fund is an investment management company registered under the 1940 Act.
     VALIC selects the subadvisers for the Funds and supervises the Funds’ daily business affairs, subject to the oversight of the Board. VALIC selects subadvisers it believes will provide the Funds with the highest quality investment services. VALIC monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.
     The subadvisers of each PineBridge Fund act pursuant to subadvisory agreements with VALIC that have been approved by the Board, including a majority of the Independent Directors/Trustees. The subadvisers’ duties include furnishing continuing advice and recommendations to the PineBridge Funds regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of VALIC. VALIC, not the PineBridge Funds, is responsible for payment of the subadvisory fees to the subadvisers.
     Under the Advisory Agreements, VALIC receives a fee from each PineBridge Fund, accrued daily and payable monthly, based on the average daily net assets of the PineBridge Fund at the rates and the amounts listed below.

			Advisory
			Fees Paid
			During the
		Advisory Fee Rate Effective	Prior Fiscal
Fund	Current Advisory Fee Rate	Upon the Close of the Transaction	Year
Aggressive Growth Lifestyle Fund[2]	0.10% on all assets	Same as current advisory fee rate	$75,124

Asset Allocation Fund[1]	0.50% on all assets	0.50% on the first $300 million; 0.475 on the next $200 million; and 0.45% on assets over $500 million	$605,241

			Advisory
			Fees Paid
			During the
		Advisory Fee Rate Effective	Prior Fiscal
Fund	Current Advisory Fee Rate	Upon the Close of the Transaction	Year
Capital Conservation Fund[1]	0.50% on the first $250 million; 0.45% on the next $250 million 0.40% on the next $500 million; and 0.35% on assets over $1 billion	Same as current advisory fee rate	$573,136

Conservative Growth Lifestyle Fund[2]	0.10% on all assets	Same as current advisory fee rate	$50,461

Core Bond Fund[2]	0.50% on the first $200 million; 0.45% on the next $300 million; and 0.40% on assets over $500 million	Same as current advisory fee rate	$808,526

Global Social Awareness Fund[1]	0.50% on all assets	0.50% on the first $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion	$1,762,064

Inflation Protected Fund[1]	0.50% on the first $250 million; 0.45% on the next $250 million; and 0.40% on assets over $500 million	Same as current advisory fee rate	$784,030

International Equities Fund[1]	0.35% on the first $500 million; and 0.25% on assets over $500 million	0.35% on the first $500 million; 0.25% on the next $500 million; and 0.24% on assets over $1 billion	$2,381,643

International Government Bond Fund[1]	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion	Same as current advisory fee rate	$791,294

International Small Cap Equity Fund[2,3]	0.90% on the first $100 million; 0.80% on the next $650 million; and 0.75% on assets over $750 million	Same as current advisory fee rate	$4,000,608

			Advisory
			Fees Paid
			During the
		Advisory Fee Rate Effective	Prior Fiscal
Fund	Current Advisory Fee Rate	Upon the Close of the Transaction	Year
Mid Cap Strategic	0.70% on the first $250	Same as current advisory fee	$1,573,651

Growth Fund[1]	million; 0.65% on the next $250 million; and 0.60% on assets over $500 million	rate

Moderate Growth Lifestyle Fund[2]	0.10% on all assets	Same as current advisory fee rate	$120,920

Strategic Bond Fund[2]	0.60% on the first $200 million; 0.50% on the next $300 million; and 0.45% on assets over $500 million	Same as current advisory fee rate	$1,641,613

[1]	For the fiscal year ended May 31, 2009.

[2]	For the fiscal year ended August 31, 2009.

[3]	The current advisory fee as reflected in the chart became effective December 14, 2009. Prior to such date, the advisory fee did not contain a breakpoint for assets over $750 million.
PROPOSAL 2: APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN VALIC AND SUNAMERICA
     At an in-person meeting held on October 26-27, 2009, the Board, including a majority of the Independent Directors/Trustees, determined to terminate, effective upon the close of business on November 30, 2009, the subadvisory agreements between VALIC and PineBridge (the “Prior PineBridge Subadvisory Agreements”) with respect to the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and the Socially Responsible Fund (each, a “SunAmerica Sub-Advised Fund” and together, the “SunAmerica Sub-Advised Funds”). The Board approved new subadvisory agreements between VALIC and SunAmerica, with respect to the SunAmerica Sub-Advised Funds (each, a “New SunAmerica Subadvisory Agreement” and together, the “New SunAmerica Subadvisory Agreements”). Under the 1940 Act, a subadvisory contract with respect to a registered investment company (such as the SunAmerica Sub-Advised Funds) must be approved by a majority of the outstanding voting securities of such company. Accordingly, the New SunAmerica Subadvisory Agreements must be approved by each SunAmerica Sub-Advised Fund’s respective shareholders.
     SunAmerica is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company (“SAAL”),

located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SAAL is a wholly-owned subsidiary of AIG. SunAmerica is also affiliated with VALIC. As of November 30, 2009, SunAmerica managed, advised and/or administered more than $39.8 billion of assets.
     To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved, at the October 26-27, 2009 meeting, interim subadvisory agreements between VALIC and SunAmerica, with respect to the SunAmerica Sub-Advised Funds (each, an “Interim SunAmerica Subadvisory Agreement” and together, the “Interim SunAmerica Subadvisory Agreements”). The Interim SunAmerica Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the 1940 Act. Each Fund’s Interim SunAmerica Subadvisory Agreement provides for SunAmerica to assume portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Prior PineBridge Subadvisory Agreement, with the exception of lower subadvisory fee rates payable to SunAmerica with respect to the Nasdaq-100® Index Fund and the Socially Responsible Fund, the addition of provisions required by Rule 15a-4 pertaining to the term and effectiveness of an interim subadvisory agreement and the escrow of fees accrued thereunder. The Interim SunAmerica Subadvisory Agreements were entered into on December 1, 2009 and will remain in effect until April 29, 2010, or until the New SunAmerica Subadvisory Agreements are approved by the respective SunAmerica Sub-Advised Fund’s shareholders, whichever is earlier.
     The Interim SunAmerica Subadvisory Agreements were approved pursuant to Rule 15a-4 under the 1940 Act. This Rule, under certain circumstances, allows interim subadvisory agreements to take effect and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders. The Funds are relying on this Rule with respect to the Interim SunAmerica Subadvisory Agreements and are now seeking your approval of the New SunAmerica Subadvisory Agreements.
     If a New SunAmerica Subadvisory Agreement is approved, the New SunAmerica Subadvisory Agreement will replace the Interim SunAmerica Subadvisory Agreement and SunAmerica will continue to manage such Fund. The New SunAmerica Subadvisory Agreements would remain in effect for two years following their effective date, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. The form of the New SunAmerica Subadvisory Agreement relating to the Socially Responsible Fund is attached to this Proxy Statement as Exhibit B and the form of the New SunAmerica Subadvisory

Agreement relating to the remaining SunAmerica Sub-Advised Funds is attached to this Proxy Statement as Exhibit C. The following discussion provides a comparison of the terms of the New SunAmerica Subadvisory Agreements to the terms of the Prior PineBridge Subadvisory Agreements.
     The Board unanimously recommends that the shareholders of the SunAmerica Sub-Advised Funds vote “FOR” the proposal to approve the New SunAmerica Subadvisory Agreements.
Comparison of the New SunAmerica Subadvisory Agreements and the Prior PineBridge Subadvisory Agreements
     Except as otherwise identified below, the terms of the New SunAmerica Subadvisory Agreements are substantially similar to the terms of the Prior PineBridge Subadvisory Agreements. The New SunAmerica Subadvisory Agreement have differing effective dates and termination dates and various non-material updating items.
     The New SunAmerica Subadvisory Agreements clarify the obligations of SunAmerica and VALIC under the Agreements such that (i) administrative services are not included under the New Subadvisory Agreements, (ii) VALIC may direct SunAmerica to use a particular broker or dealer provided such direction is in writing and in a form satisfactory to SunAmerica and (iii) VALIC, not SunAmerica, will vote proxies relating to securities held by the SunAmerica Sub-Advised Funds.
     The New SunAmerica Subadvisory Agreements amend the fees for certain of the SunAmerica Sub-Advised Funds to add breakpoints which would have the effect of reducing the subadvisory fees attributable to such Funds as their respective assets increase above the breakpoints. For further information regarding these subadvisory fee reductions, see “Comparison of the New SunAmerica Subadvisory Agreements and the Prior PineBridge Subadvisory Agreements — Fees” on page 29.
     The distinctions between the terms of the New SunAmerica Subadvisory Agreements and the terms of the Prior PineBridge Subadvisory Agreements would not impact VALIC’s obligations to the SunAmerica Sub-Advised Funds under the Advisory Agreements, except that with respect to the addition of breakpoints to the subadvisory fees for certain of the Funds, corresponding breakpoints have been added to such Funds’ Advisory Agreements.
     Investment Advisory Services. The investment advisory services to be provided by SunAmerica to the SunAmerica Sub-Advised Funds under the New SunAmerica Subadvisory Agreements are identical in all material respects to the services provided by PineBridge to the Funds under the Prior PineBridge

Subadvisory Agreements. Both the Prior PineBridge Subadvisory Agreements and the New SunAmerica Subadvisory Agreements provide that, subject to the supervision, direction and approval of VALIC and the Board, the subadviser is responsible for managing the investment and reinvestment of each SunAmerica Sub-Advised Fund’s assets in a manner consistent with the respective Fund’s investment objectives, policies and restrictions, and applicable federal and state law. The subadviser makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of each Fund’s assets that the subadviser manages. In order to implement its investment decisions, the subadviser has full discretion and is authorized to place orders and issue instructions with respect to those transactions for the SunAmerica Sub-Advised Funds. The subadviser is not, however, responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the SunAmerica Sub-Advised Funds, but provides such assistance as is reasonably requested by VALIC.
     The terms of each Prior PineBridge Subadvisory Agreement and New SunAmerica Subadvisory Agreement further specify that the subadviser will maintain all books and records with respect to each SunAmerica Sub-Advised Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to VALIC and the Board such periodic and special reports as VALIC or the Board may reasonably request. Furthermore, each Prior PineBridge Subadvisory Agreement and New SunAmerica Subadvisory Agreement provides that the subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under the agreements.
     Fees. The fees to be paid by VALIC to SunAmerica under the New SunAmerica Subadvisory Agreements will be identical to or lower than the fees paid by VALIC to PineBridge under the Prior PineBridge Subadvisory Agreements. The following charts set forth the subadvisory fees paid to PineBridge under the Prior PineBridge Subadvisory Agreements, as well as the subadvisory fees payable to SunAmerica under the New SunAmerica Subadvisory Agreements.
Reduced Subadvisory Fees Under the Interim SunAmerica Subadvisory
Agreements and the New SunAmerica Subadvisory Agreements*

Fund	Fees Under the Prior PineBridge Subadvisory Agreements	Fees Under the Interim SunAmerica Subadvisory Agreements and the New SunAmerica Subadvisory Agreements
Nasdaq-100 Index Fund	0.15% on all assets	0.15% on the first $250 million
0.13% on the next $250 million
0.11% on assets over $500 million

Socially Responsible Fund	0.125% on all assets	0.125% on the first $1 billion
0.115% on assets over $1 billion

*	In connection with the proposed reduction in subadvisory fees for the above SunAmerica Sub-Advised Funds, the Advisory Agreements with respect to such SunAmerica Sub-Advised Funds were amended to effect corresponding reductions to the investment advisory fees payable by the respective SunAmerica Sub-Advised Fund to VALIC. As a result, the advisory fees retained by VALIC have not increased by the reduction in subadvisory fees.

Subadvisory Fees Remaining the Same Under the Interim SunAmerica
Subadvisory Agreements and the New SunAmerica Subadvisory Agreements

Fund	Fees Under the Prior PineBridge Subadvisory Agreements, Interim SunAmerica Subadvisory Agreements and the New SunAmerica Subadvisory Agreements
Mid Cap Index Fund	0.03% on the first $150 million
0.02% on assets over $150 million

Small Cap Index Fund	0.03% on the first $150 million
0.02% on assets over $150 million

Stock Index Fund	0.02% on the first $2 billion
0.01% on assets over $2 billion
     Under both the Prior PineBridge Subadvisory Agreements and the New SunAmerica Subadvisory Agreements, the subadviser has no right to obtain compensation directly from the SunAmerica Sub-Advised Funds for services provided under the agreements and looks solely to VALIC for payment of fees due. The following table shows the fees paid by VALIC to PineBridge for services performed by PineBridge under the Prior PineBridge Subadvisory Agreements, for each SunAmerica Sub-Advised Fund’s most recently completed fiscal year. Also listed are the fees that would have been paid to PineBridge under the New SunAmerica Subadvisory Agreements and the percentage difference between the two amounts. The addition of breakpoints under the New SunAmerica Subadvisory Agreements would not have changed the amount paid during the most recently completed fiscal year because the applicable Funds’ assets were not high enough to reach the proposed breakpoints.

		Actual Subadvisory
		Fees that would
	Actual Subadvisory	have been Payable
	Fees Paid Under the	Under the New
	Prior PineBridge	SunAmerica
	Subadvisory	Subadvisory	Percentage
Fund	Agreements	Agreements	Difference
Mid Cap Index Fund[1]	$378,235	$378,235	0.0%
Nasdaq-100® Index Fund Fund[1]	$104,365	$104,365	0.0%
Small Cap Index Fund[1]	$157,634	$157,634	0.0%
Stock Index Fund[1]	$490,018	$490,018	0.0%
Socially Responsible Fund[2]	$761,097	$761,097	0.0%

[1]	For the fiscal year ended May 31, 2009.

[2]	For the fiscal year ended August 31, 2009.
     SunAmerica does not act as the subadviser to a registered investment company with a similar investment objective to any of the SunAmerica Sub-Advised Funds.
     Payment of Expenses. The nature of the expenses to be borne by SunAmerica under the New SunAmerica Subadvisory Agreements is identical to the nature of the expenses borne by PineBridge under the Prior PineBridge Subadvisory Agreements.
     Limitation on Liability and Indemnification. As with the Prior PineBridge Subadvisory Agreements, the New SunAmerica Subadvisory Agreements generally provide that the subadviser will not be liable to the SunAmerica Sub-Advised Funds or their shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by SunAmerica in the performance of its duties under the agreements, or the reckless disregard by SunAmerica of its obligations or duties under the agreements.
     The Prior PineBridge Subadvisory Agreements contain varying indemnification provisions as to PineBridge’s indemnification of VALIC. Under certain of the Prior PineBridge Subadvisory Agreements, indemnification of VALIC was limited to losses (including reasonable legal and other expenses) resulting from the willful misfeasance, bad faith or gross negligence of PineBridge in the performance of its duties under the agreements or the reckless disregard by PineBridge of its obligations or duties under the agreements. Under other Prior PineBridge Subadvisory Agreements, the indemnification of VALIC was broader and covered all losses resulting from a failure by PineBridge to provide the services or furnish the materials required under the agreements. Also, under certain of the Prior PineBridge Subadvisory Agreements, the indemnification of VALIC covered losses and claims which resulted from untrue statements of material facts or omissions to state material facts under certain circumstances.
     The New SunAmerica Subadvisory Agreements contain an indemnification by SunAmerica of VALIC, under which SunAmerica would indemnify VALIC against all losses, costs, fees, expenses and claims which arise directly or indirectly as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by SunAmerica. The New SunAmerica Subadvisory Agreements also contain an indemnification of VALIC similar to the provision in the prior paragraph regarding untrue statements and omissions to state material facts.
     Continuance. Each Prior PineBridge Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If a SunAmerica Sub-Advised Fund’s New SunAmerica Subadvisory Agreement is approved by shareholders, the New SunAmerica Subadvisory Agreement will replace the Interim SunAmerica Subadvisory Agreement and SunAmerica will continue to manage the Fund. The New SunAmerica Subadvisory Agreement would remain in effect for two years following its effective date, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. Each SunAmerica Sub-Advised Fund’s Prior PineBridge Subadvisory Agreement and New SunAmerica Subadvisory Agreement contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.
     Termination. The Prior PineBridge Subadvisory Agreements and the New SunAmerica Subadvisory Agreements provide that the Agreement may be terminated, at any time, without penalty: (i) by vote of the Board or by vote of holders of a majority of the outstanding voting securities of the applicable SunAmerica Sub-Advised Fund and (ii) by VALIC on not less than thirty (30) nor more than sixty (60) days’ written notice to the subadviser. The Agreements also provide for termination by the subadviser, however, the notice requirements for such termination is not the same. Under the Prior PineBridge Subadvisory Agreement, the subadviser may terminate the Agreement upon at least sixty (60) days’ written notice to VALIC. Under the New SunAmerica Subadvisory Agreements, the subadviser may terminate the Agreement on not more than sixty (60) days’ nor less than thirty (30) days’ written notice.
     As with the Prior PineBridge Subadvisory Agreements, each New SunAmerica Subadvisory Agreement will terminate automatically in the event of its assignment or in the event of the assignment or termination of the

Advisory Agreement between VALIC and the applicable SunAmerica Sub-Advised Fund.
Factors Considered by the Board
     At an in-person meeting held on October 26-27, 2009, the Board approved the termination of PineBridge as the subadviser of the SunAmerica Sub-Advised Funds, upon the close of business on November 30, 2009. In connection with such termination, the Board approved the Interim SunAmerica Subadvisory Agreements, which provide that effective December 1, 2009, SunAmerica will serve as the subadviser of the SunAmerica Sub-Advised Funds. At the same meeting, the Board approved the New SunAmerica Subadvisory Agreements. The Interim SunAmerica Subadvisory Agreements and the New SunAmerica Subadvisory Agreements are referred to below each as a “SunAmerica Subadvisory Agreement” and together as the “SunAmerica Subadvisory Agreements.”
     Discussion of Factors. In accordance with Section 15(c) of the 1940 Act, the Board requested, and VALIC and SunAmerica provided, materials related to certain factors the Board considered in determining to approve each SunAmerica Subadvisory Agreement. Those materials included: (a) information relating to the nature, extent and quality of services to be provided by SunAmerica, including a discussion of the key personnel of SunAmerica; (b) the investment performance of the SunAmerica Sub-Advised Funds compared to performance of comparable funds as selected by Lipper, an independent third-party provider of investment company data (“Performance Group/Universe”) and against each Fund’s benchmarks; (c) fee and expense information of the SunAmerica Sub-Advised Funds, including the advisory fee and subadvisory fees charged in connection with VALIC’s and SunAmerica’s management of the SunAmerica Sub-Advised Funds, compared to advisory fee rates and subadvisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Subadvised Expense Group/Universe”), as selected by Lipper; (d) information provided by SunAmerica on fees and expenses of funds with similar investment objectives as certain of the SunAmerica Sub-Advised Funds; (e) the costs of services and the benefits potentially to be derived by SunAmerica and its affiliates, including a discussion of any indirect benefits to SunAmerica; (f) whether the Funds will benefit from possible economies of scale from engaging SunAmerica; (g) information regarding SunAmerica’s compliance policies and procedures and its compliance and regulatory history; (h) a summary of brokerage and soft dollar practices; and (i) the terms of the SunAmerica Subadvisory Agreements.
     SunAmerica representatives also attended the meeting and discussed the services to be provided under the SunAmerica Subadvisory Agreements. In considering approval of the SunAmerica Subadvisory Agreements, the Board also took into account information and materials that the Board had received and considered in connection with its recent approval of the renewal of SunAmerica as subadviser to other VC I and VC II funds. That approval, on which the Board voted at an in-person meeting held on August 3-4, 2009, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualification of SunAmerica’s personnel, and SunAmerica’s compliance program.
     The Independent Directors/Trustees were separately represented by counsel that is independent of VALIC and its affiliates in connection with their consideration of approval of the SunAmerica Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors/Trustees.
     In determining whether to approve each SunAmerica Subadvisory Agreement, the Board, including the Independent Directors/Trustees, considered, among other factors, the following:
     Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services to be provided to the SunAmerica Sub-Advised Funds by SunAmerica. The Board reviewed information provided by SunAmerica relating to its operations and personnel. The Board noted that SunAmerica’s management of the Funds is subject to the oversight of VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the SunAmerica Sub-Advised Funds’ prospectus and statement of additional information. The Board considered information provided to it regarding the services to be provided by SunAmerica, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a SunAmerica Sub-Advised Fund, subject to oversight and review by VALIC. The Board also noted that SunAmerica (i) would provide VALIC with records concerning its activities, which VALIC or the SunAmerica Sub-Advised Funds are required to maintain; and (ii) would render regular reports to VALIC and to officers and directors of the SunAmerica Sub-Advised Funds concerning its discharge of the foregoing responsibilities. The Board reviewed SunAmerica’s history and investment experience as well as information regarding the qualifications, background and responsibilities of SunAmerica investment and compliance personnel who would provide services to the SunAmerica Sub-Advised Funds. The Board also reviewed SunAmerica’s brokerage practices. The Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to the SunAmerica Sub-Advised Funds and the rest of the VC I and VC II funds and as subadviser to certain other VC I and VC II funds over the years. The Board also considered SunAmerica’s relationship with its affiliates, including VALIC, as well as any potential conflicts of interest. The Board also took into account the financial condition of SunAmerica and its affiliates and considered whether SunAmerica would have the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services. In connection with its review, the Board received the consolidated financial statements of AIG and its subsidiaries, including SunAmerica, for the year ended December 31, 2008.
     The Board considered that the SunAmerica portfolio manager who served as the team coordinator for the Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and the Stock Index Fund, pursuant to the Prior PineBridge Subadvisory Agreements, would continue to serve as portfolio manager of such Funds under the Interim SunAmerica Subadvisory Agreements, and also under the New SunAmerica Subadvisory Agreements if the New SunAmerica Subadvisory Agreements are approved by shareholders. In addition, the SunAmerica portfolio manager who would serve as the team coordinator for the Socially Responsible Fund formerly provided equity derivative and passive trading support to PineBridge’s traditional and enhanced equity products, including the Socially Responsible Fund.
     The Board also reviewed SunAmerica’s compliance program and personnel. It also considered SunAmerica’s regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation. The Board concluded that there was no information provided to the Board that would have a material adverse effect on SunAmerica’s ability to provide services to the Funds.
     The Board concluded that the nature, extent and quality of the advisory services to be provided by SunAmerica were expected to be satisfactory and that there was a reasonable basis on which to conclude that SunAmerica would provide a high quality of investment services to the Funds.
     Investment Performance. The Board received and reviewed information prepared by management and by Lipper regarding the Funds’ investment performance compared against their benchmarks and their respective Performance Groups/Universes.
     The Board also reviewed Lipper reports that compared the Index Funds’ and Socially Responsible Fund’s investment performance with their respective benchmarks and Performance Groups/Universes, which reports were prepared in connection with the annual approval of the advisory contracts at the August 3-4, 2009 in-person meeting of the Board. The Board also considered quarterly performance updates and analyses provided by management. The Board also considered information comparing each SunAmerica Sub-Advised Fund’s performance to that of its respective benchmark. It was noted that that performance information provided by Lipper was for the period ended April 30, 2009 and that benchmark information presented by management was through the period ended August 31, 2009.
•	Mid Cap Index Fund. The Board considered that the Fund’s performance was in line with the median of its Performance Universe and its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed the Lipper VUF Mid Cap Core Index for the one-, three- and five-year periods. The Board noted management’s discussion of the Fund’s performance, including its continued monitoring of the Fund, and concluded that the Fund’s performance is satisfactory in light of all factors considered.

•	Nasdaq-100® Index Fund. The Board considered that the Fund’s performance was above the median of its Performance Universe and that it outperformed the Lipper Large-Cap Growth Index for the one-, three- and five-year periods. The Board noted that the Fund slightly underperformed its benchmark, the Nasdaq-100® Index for the one- year period and slightly outperformed the benchmark for the three- and five-year periods. The Board also considered the Fund’s tracking error versus its benchmark. The Board considered management’s discussions of the Fund’s performance, including the peer group in which the Fund was included. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•	Small Cap Index Fund. The Board considered that the Fund’s performance was in line with the medians of its Performance Group/Universe for the one-, three- and five-year periods. In addition, the Fund’s performance was in line with the Lipper VUF Small Cap Core Index and its benchmark for the one-, three- and five-year periods. The Board also considered the Fund’s tracking error versus its benchmark. The Board took into account the relatively small range in performance returns among the Performance Group/Universe. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•	Socially Responsible Fund. The Board noted that the Fund’s performance was below the medians of its Performance Group/Universe for the one- and five-year periods and was above the medians for the three-year period. The Board also noted that the Fund underperformed for Lipper VUF Large Cap Core Index the one-, three-

and five-year periods. In addition, the Board noted that the Fund underperformed the benchmark for the one-year period and outperformed the benchmark for the three- and five-year periods. The Board took into consideration management’s discussion of its peer group and index noting the social criteria to which the Fund must adhere and concluded that the Fund’s performance was satisfactory in light of all factors considered.

•	Stock Index Fund. The Board considered that the Fund’s performance was in line with its Performance Group/Universe and the Lipper VUF S&P 500 Index and its benchmark for the one-, three- and five-year periods. The Board noted that dispersion between the performance of funds in its Performance Group/Universe was relatively small. The Board also considered the Fund’s tracking error versus its benchmark. The Board took into account the relatively small range in performance returns among the Performance Group/Universe and the Indices. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.
     Consideration of the Subadvisory Fees and of the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Funds. The Board, including the Independent Directors/Trustees, received and reviewed information regarding the fees to be paid by VALIC to SunAmerica pursuant to the SunAmerica Subadvisory Agreements. The Board noted that the proposed subadvisory fees to be paid under the SunAmerica Subadvisory Agreements to SunAmerica are identical to or lower than the subadvisory fees paid to PineBridge under the Prior PineBridge Subadvisory Agreements. The Board also considered that the subadvisory fees are paid by VALIC out of its advisory fees it receives from the SunAmerica Sub-Advised Funds and is not paid by the SunAmerica Sub-Advised Funds. The Board also noted that VALIC annually waives a portion of its advisory fee and/or reimburses the expenses of certain Funds.
     To assist in analyzing the reasonableness of the subadvisory fees under the SunAmerica Subadvisory Agreements, which are identical to or lower than the subadvisory fees of the Prior PineBridge Subadvisory Agreements, the Board reviewed the Lipper report referenced above, as well as other information provided at the August 3-4, 2009 Board meeting in connection with the annual renewal of the SunAmerica Sub-Advised Funds’ Prior PineBridge Subadvisory Agreements. The Lipper report included, among other data, information provided by Lipper regarding each SunAmerica Sub-Advised Fund’s advisory and subadvisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group/Universe and Subadvised Expense Group/Universe, where applicable. In considering such information, the Board considered that subadvisory fees may vary widely within the Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.
     The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board considered that the proposed subadvisory fee rate payable to SunAmerica is identical to the subadvisory fee rate payable to PineBridge with respect to the Mid Cap Index, Small Cap Index and Stock Index Fund. The Board considered that the proposed subadvisory fee rates with respect to the Nasdaq-100® Index Fund and Socially Responsible Fund included breakpoints whereas the subadvisory fee rates payable to PineBridge did not include breakpoints, thereby lowering the effective subadvisory fee rates at higher asset levels. The Board also considered the amount of subadvisory fees paid out by VALIC and the amount of the advisory fees that it retained. The Board also considered that VALIC had agreed to implement breakpoints to the advisory fee rate with respect to the Nasdaq-100® Index Fund and Socially Responsible Fund, which breakpoints were at the same asset levels as the subadvisory fee rates. The Board considered that VALIC would not retain any more or any less of its advisory fee upon the effectiveness of the fee changes. In addition, the Board considered that while VALIC would not retain any more of its advisory fee as a result of SunAmerica serving as a subadviser, VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC would retain if PineBridge served as subadviser, since PineBridge in the future may not be an affiliated entity of VALIC.
     The Board concluded that the proposed subadvisory fee for each SunAmerica Sub-Advised Fund is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
     The Board was provided information related to the cost of services and profits realized by SunAmerica and its affiliates in connection with the SunAmerica Subadvisory Agreements. The Board further considered whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the SunAmerica Sub-Advised Funds. The Board considered the costs that are borne by the SunAmerica Sub-Advised Funds. For its services, VALIC receives a fee, payable monthly from each Fund in an amount that is calculated as a percentage of the average daily net assets of the respective Fund. It was noted that VALIC reviewed a number of factors in determining appropriate fee levels for the Funds as well as the fee VALIC would pay SunAmerica. Such factors include review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5)

special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.
     In considering the profitability to VALIC and its affiliates in connection with their relationship with the Funds, the Board reviewed information provided by VALIC setting forth the revenues and other benefits, both direct and indirect, received by VALIC and its affiliates attributable to managing each Fund, the cost of providing such services and the resulting profitability to VALIC and its affiliates from these relationships. The Board also considered VALIC’s profitability on each Fund. In addition, the Board considered the profitability of SunAmerica in its role as the administrator of the Funds and as subadviser to certain other funds in VC I and VC II. The Board concluded that the profitability to VALIC and its affiliates from their relationship with the Funds was reasonable.
     Because the subadvisory fees would not be changing, or would be less than, the subadvisory fees under the Prior PineBridge Agreements and because the subadvisory fees paid pursuant to the SunAmerica Subadvisory Agreements would be paid by VALIC out of the advisory fees that VALIC receives from the SunAmerica Sub-Advised Funds under the Advisory Agreements, the profitability to SunAmerica from its relationship with the SunAmerica Sub-Advised Funds was not a material factor in the Board’s deliberations.
     Economies of Scale. The Board noted that the advisory fee rate and subadvisory fee rates payable to VALIC and SunAmerica with respect to each Fund contains breakpoints, which allows the Funds to participate in any economies of scale. The Board took into account management’s discussion of the Funds’ advisory fee and subadvisory fee structure noting that prior to the engagement of SunAmerica, all Funds had breakpoints (which would continue under the SunAmerica Subadvisory Agreements) with the exception of the Nasdaq-100® Index Fund and Socially Responsible Fund, and that breakpoints were also being added for these two Funds under the SunAmerica Subadvisory Agreements. In addition, the Board noted the corresponding reduction in the advisory fees payable by the SunAmerica Sub-Advised Funds to VALIC with respect to these two Funds.
     For similar reasons as stated above with respect to SunAmerica’s profitability, the Board concluded that the potential for economies of scale in SunAmerica’s management of the Funds was a less relevant factor in the approval of the SunAmerica Subadvisory Agreements, although it was noted that all of the Funds have breakpoints at the advisory and subadvisory fee levels.
     Terms of the SunAmerica Subadvisory Agreements. The Board reviewed the terms of the SunAmerica Subadvisory Agreements, including the duties and responsibilities to be undertaken by SunAmerica. The Board also reviewed the terms of payment for services rendered by SunAmerica and noted that VALIC would compensate SunAmerica out of the advisory fees it receives from the Funds. The Board noted that the SunAmerica Subadvisory Agreements provide that SunAmerica will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. It was noted that the terms of the New SunAmerica Subadvisory Agreements are substantially similar to the terms of the Prior PineBridge Subadvisory Agreements, except for (a) the effective dates and termination dates, (b) the addition of breakpoints for the Nasdaq-100® Index Fund and Socially Responsible Fund, (c) the language pertaining to the indemnification of VALIC by SunAmerica and (d) the addition of certain provisions regarding the obligations of SunAmerica. The Board considered the initial term of the Interim SunAmerica Subadvisory Agreement and noted that the Agreements would continue for a period of 150 days or until the shareholders of the each of the Funds listed therein approve such Agreements, whichever is longer. The Board concluded that the terms of each of the SunAmerica Subadvisory Agreements were reasonable.
     Conclusions. In reaching its decision to approve the SunAmerica Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director/Trustee may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and as part of their deliberations, the Board, including the Independent Directors/Trustees, concluded that SunAmerica possesses the capability and resources to perform the duties required of it under the SunAmerica Subadvisory Agreements.
     Further, based upon its review of the SunAmerica Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors/Trustees, concluded that the terms of the SunAmerica Subadvisory Agreements are reasonable and fair and that it was in the best interests of each of the Funds and its respective shareholders to approve the SunAmerica Subadvisory Agreements. Accordingly, the Board, including the Independent Directors/Trustees, unanimously approved, and recommends that shareholders of the SunAmerica Sub-Advised Funds approve the New SunAmerica Subadvisory Agreement for their respective SunAmerica Sub-Advised Fund(s).
Information About SunAmerica
     SunAmerica serves as a subadviser to each SunAmerica Sub-Advised Fund pursuant to the Interim SunAmerica Subadvisory Agreements. SunAmerica

serves as administrator to each SunAmerica Sub-Advised Fund pursuant to an administrative services agreement between SunAmerica and each SunAmerica Sub-Advised Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is a wholly-owned subsidiary of AIG. AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. SunAmerica is also affiliated with VALIC. As of November 30, 2009, SunAmerica managed, advised and/or administered more than $39.8 billion of assets.
     The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.
SunAmerica Asset Management Corp.

Name and Address*	Principal Occupation
Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica

Jay S. Wintrob	Director; President and Chief Executive Officer of AIG Domestic Life and Retirement Services

Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of AIG Retirement Services, Inc.

*	The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.
Information About VALIC
     For information about VALIC, please see page 23.
     Under the Advisory Agreements, VALIC receives a fee from each SunAmerica Sub-Advised Fund, accrued daily and payable monthly, based on the average daily net assets of the relevant Fund at the rates and the amounts listed below.

Fund	Advisory Fee Rate	Advisory Fee Paid
Mid Cap Index Fund[1]	0.35% on the first $500 million	$5,057,608
	0.25% on the next $2.5 billion
	0.20% on the next $2 billion
	0.15% on assets over $5 billion

Nasdaq-100® Index Fund[1,3]	0.40% on the first $250 million	$279,305
	0.38% on the next $250 million
	0.36% on assets over $500 million

Small Cap Index Fund[1]	0.35% on the first $500 million	$2,288,561
	0.25% on the next $2.5 billion
	0.20% on the next $2 billion
	0.15% on assets over $5 billion

Stock Index Fund[1]	0.35% on the first $500 million	$7,636,846
	0.25% on the next $2.5 billion
	0.20% on the next $2 billion
	0.15% on assets over $5 billion

[1]	For the fiscal year ended May 31, 2009.

[2]	For the fiscal year ended August 31, 2009.

[3]	The advisory fee as reflected in the chart became effective December 1, 2009. Prior to such date, the advisory fee did not contain breakpoints.

ADDITIONAL INFORMATION
Service Agreements with Affiliates
     In addition to serving as a subadviser to other VC I and VC II funds, SunAmerica has entered into Administrative Services Agreements with each of VC I and VC II wherein SunAmerica has agreed to provide certain administrative services to the Funds, including regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds, compliance legal support services and other services. Pursuant to the Administrative Services Agreements, each Fund pays SunAmerica an annual fee of 0.07% based on average daily net assets. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services and the Fund’s custodian, State Street Bank and Trust Company (“State Street”), 0.01% for calculation of the daily net asset value.

Administrative
Fund	Services Fee Received
VALIC Company I
(fiscal year ended May 31, 2009)
Asset Allocation Fund	$84,734
Capital Conservation Fund	$80,239
Global Social Awareness Fund	$246,689
Inflation Protected Fund	$109,764
International Equities Fund	$526,867
International Government Bond Fund	$110,781
Mid Cap Index Fund	$1,276,130
Mid Cap Strategic Growth Fund	$158,519
Nasdaq-100® Index Fund	$48,878
Small Cap Index Fund	$501,218
Stock Index Fund	$2,041,454
VALIC Company II
(fiscal year ended August 31, 2009)
Aggressive Growth Lifestyle Fund	$0
Conservative Growth Lifestyle Fund	$0

Administrative
Fund	Services Fee Received
Core Bond Fund	$113,224
International Small Cap Equity Fund	$341,303
Moderate Growth Lifestyle Fund	$0
Socially Responsible Fund	$426,214
Strategic Bond Fund	$201,826
     VC I and VC II have each entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided at cost. For the Funds’ most recent fiscal year end, the Funds paid transfer agent services fees in the following amounts:

Transfer Agency
Fund	Services Fee Received
VALIC Company I
(fiscal year ended May 31, 2009)
Asset Allocation Fund	$983
Capital Conservation Fund	$1,158
Global Social Awareness Fund	$1,386
Inflation Protected Fund	$553
International Equities Fund	$11,246
International Government Bond Fund	$516
Mid Cap Index Fund	$12,265
Mid Cap Strategic Growth Fund	$1,015
Nasdaq-100® Index Fund	$8,463
Small Cap Index Fund	$9,703
Stock Index Fund	$14,925
VALIC Company II
(fiscal year ended August 31, 2009)
Aggressive Growth Lifestyle Fund	$1,193
Conservative Growth Lifestyle Fund	$1,254
Core Bond Fund	$1,901
International Small Cap Equity Fund	$1,720
Moderate Growth Lifestyle Fund	$1,193
Socially Responsible Fund	$1,735
Strategic Bond Fund	$3,364
     In addition, VC II has entered into a Shareholder Services Agreement with VALIC (the “Service Agreement”) for the provision of record keeping and shareholder services. Under the terms of the Service Agreement, VALIC receives from each VC II Fund except the Lifestyle Funds, an annual fee of 0.25% of the average daily net assets, which for the fiscal year ended August 31, 2009 was as follows:

Shareholder
Fund	Services Fee Received
Core Bond Fund	$404,371
International Small Cap Equity Fund	$1,218,940

Shareholder
Fund	Services Fee Received
Socially Responsible Fund	$1,522,194
Strategic Bond Fund	$720,806
     Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s and VC II’s agent in the distribution of Fund shares to the Separate Accounts.
Voting Information
     Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by PineBridge and SunAmerica such that PineBridge will bear the costs of Proposal 1 and SunAmerica will bear the costs associated with Proposal 2. Please vote as soon as possible in order to eliminate the need for follow-up mailings and calls which may be expensive.
     Shareholders of record for each Fund as of the close of business on Monday, December 28, 2009 (“Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the votes actually received.
     To VALIC’s knowledge, no person beneficially owns as much as 5% of the outstanding shares of any Fund. The Directors/Trustees and officers of VC I/VC II and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of the Fund outstanding as of the record date. As of the Record Date, the Separate Accounts of VALIC owned directly in excess of 95% of the Fund’s outstanding shares.
     Pass Through Voting. Shares of the Funds are sold to the Separate Accounts and are used as investment options under Contracts and Plans. Participants in the Plan who select a Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Funds. An insurance company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Funds and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.
     Shares of the Funds are also sold directly to Plans. A Plan that includes a Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants who have an interest in the Fund. Shareholders who are participants in a Plan that invests in a Fund without a variable annuity contract or wrapper, or who are owners of an IRA, vote shares directly.
     Quorum Requirements. A quorum for the Meeting occurs if a majority of the outstanding shares entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Account and the Plans own directly nearly all of the outstanding shares of the Funds and the Separate Account will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, in excess of a majority of the outstanding shares of the Funds will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.
     Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.

     As of the Record Date, the following number of shares of the Funds were outstanding:

Fund	Shares Outstanding
Aggressive Growth Lifestyle Fund	14,338,754
Asset Allocation Fund	13,809,001
Capital Conservation Fund	13,213,816
Conservative Growth Lifestyle Fund	6,540,861
Core Bond Fund	17,928,760
Global Social Awareness Fund	21,124,649
Inflation Protected Fund	19,938,180
International Equities Fund	148,448,933
International Government Bond Fund	12,772,524
International Small Cap Equity Fund	52,059,159
Mid Cap Index Fund	124,934,499
Mid Cap Strategic Growth Fund	25,973,246
Moderate Growth Lifestyle Fund	15,325,691
Nasdaq-100® Index Fund	20,892,925
Small Cap Index Fund	68,540,305
Socially Responsible Fund	74,140,027
Stock Index Fund	139,752,709
Strategic Bond Fund	38,559,392
     Required Vote. With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal, and no Proposal on behalf of a Fund is conditioned upon the approval of the same Proposal by any other Fund.
     The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the Proposals herein and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Special Meeting.
     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Funds’ Secretary, Nori L. Gabert (the “Secretary”), at The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, Texas 77019. To be effective, such revocation must be received by the Secretary prior to the Special Meeting. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special

Meeting may withdraw his or her proxy by voting in person. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.
     There are no rights of appraisal or similar rights of dissenters for shareholders of either Fund.
     Each Fund will furnish to a Shareholder upon request and without charge, a copy of its most recent annual and semi-annual report. To request a report, please write the Fund c/o The Variable Annuity Life Insurance Company at 2929 Allen Parkway, Houston, Texas 77019, or call the Fund at 1-800-448-2542.
     With respect to the following Funds, each a series of VC I, the most recent reports are the semi-annual report for the period ended November 30, 2009 and the annual report for the fiscal year ended May 31, 2009.

Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund
     With respect to the following Funds, each a series of VC II, the most recent report is the annual report for the year ended August 31, 2009.

Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund

Important Notice Regarding Delivery of Shareholder Documents
     To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-448-2542 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.
Brokerage Commissions
     With the exception of the Mid Cap Strategic Growth Fund, the Funds did not pay any brokerage commissions to affiliated brokers during the most recent fiscal year. During the fiscal year ended May 31, 2009, the Mid Cap Strategic Growth Fund paid $1,982 in brokerage commissions to affiliated brokers, which represented 0.12% of the aggregate brokerage commissions paid by the Fund.
     AGDI serves as underwriter and distributor of the shares of each Fund. The Distributor is located at 2929 Allen Parkway, Houston, Texas 77019.

Other Business
     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC I/VC II, Kurt W. Bernlohr, the Vice President and Secretary of VC I/VC II, Nori L. Gabert, the Treasurer of VC I/VC II, Gregory R. Kingston, and the Assistant Secretary of VC I/VC II, Mark Matthes, will vote on the matters in accordance with their judgment.
Shareholder Proposals
     The Funds are not required to hold an annual shareholder meeting, and therefore, it cannot be determined when the next meeting of the Funds’ shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a Fund’s future shareholder meeting, the Fund must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

By Order of each Fund’s Board,

Kurt W. Bernlohr
President
VALIC Company I
VALIC Company II

Dated: February 5, 2010

EXHIBIT A
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT, effective this ___ day of                     , 2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and PineBridge Investments LLC, hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I, an investment company organized under the laws of Maryland as a corporation (“VC I”), and VALIC Company II, an investment company organized under the laws of Delaware as a business trust (“VC II”). VC I and VC II are both a series type of investment company issuing separate classes (or series) of shares of common stock or beneficial interest, as applicable. VC I and VC II are registered as open-end, management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-three portfolios (each, a “VC I Portfolio” and collectively, the “VC I Portfolios”):
Asset Allocation Fund
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Core Equity Fund
Core Value Fund
Foreign Value Fund
Global Equity Fund
Global Real Estate Fund
Global Social Awareness Fund
Global Strategy Fund
Government Securities Fund
Growth Fund
Growth & Income Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

A-1

EXHIBIT A
In accordance with the VC I Articles of Incorporation (the “Articles”), new VC I Portfolio(s) may be added to VC I upon approval of the board of directors of VC I (the “VC I Board”) without the approval of shareholders. This Agreement will apply only to the VC I Portfolio(s) set forth on the attached Schedule A, and any other VC I Portfolio as may be added or deleted by amendment to the attached Schedule A (the “Covered VC I Portfolio(s)”).

(d)	VC II currently consists of fifteen portfolios (each, a “VC II Portfolio” and collectively, the “VC II Portfolios”):
Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund
In accordance with the VC II Agreement and Declaration of Trust (the “Declaration” and together with the Articles, the “VC Organizational Documents”), new VC II Portfolio(s) may be added to VC II upon approval of the board of trustees of VC II (the “VC II Board” and together with the VC I Board, the “VC Boards”) without the approval of shareholders. This Agreement will apply only to the VC II Portfolio(s) set forth on the attached Schedule A, and any other VC II Portfolio as may be added or deleted by amendment to the attached Schedule A (the “Covered VC II Portfolio(s)” and together with the Covered VC I Portfolio(s), the “Covered Fund(s)”)

(e)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(f)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER AGREE AS FOLLOWS:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER
The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and the VC Boards and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the VC Organizational Documents, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by the VC Boards and provided to the SUB-ADVISER shall:
(a) manage the investment and reinvestment of all of, or to the extent applicable, a portion of, the assets of each Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.
(b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
Without limiting the foregoing, the SUB-ADVISER represents and warrants to VALIC that all of, or to the extent applicable the portion of, the assets which it manages of the Covered Fund(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Covered Fund to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Covered Funds as annuity contracts for purposes of the Code; (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code; (e) the provisions of the 1940 Act and rules adopted thereunder; (f) the objectives, policies, restrictions and limitations for the Covered Funds as set forth in the Covered Funds’ current prospectus and statement of additional information as most recently provided by VALIC to the SUB-ADVISER; and (g) the policies and procedures as adopted by the VC Boards, as most recently provided by VALIC to the SUB-ADVISER. The SUB-ADVISER shall furnish information to VALIC, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The SUB-ADVISER further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Covered Funds, as applicable, of VC I VC II, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the SUB-ADVISER expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the 1940 Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The SUB-ADVISER agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is satisfactory to VALIC, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to VALIC.

VALIC agrees that SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the representations and warranties stated in this Section (including, but not limited to, the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code) with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by the VC I Board or VC II Board, as applicable, of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund(s) considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the VC Boards regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC, VC I and VC II promptly upon their reasonable written request all of the Covered Fund(s)’s investment records and ledgers to assist VALIC, VC I and VC II in compliance with respect to the Covered Fund(s)’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the VC Boards such periodic and special reports as VALIC and the VC Boards may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the VC I Board or the VC II Board, as applicable, have authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC, VC I or VC II to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the VC Boards.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Fund(s). The money and investments will be held by the Custodian of the Covered Fund(s). The SUB-ADVISER will arrange for the transmission to the Custodian for the Covered Fund(s), on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the custodian of the Covered Fund(s) (i) to pay cash for securities and other property delivered to the Custodian for the Covered Fund(s) (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC, VC I or VC II other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement. VALIC and the SUB-ADVISER acknowledge that VC I or VC II, as applicable, will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Covered Fund(s) or other series of VC I or VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investment companies that are under common control with VC I or VC II, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the 1940 Act.
2.	Compensation of the SUB-ADVISER
VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on the Covered Fund(s)’s average daily net asset value computed for each of the Covered Fund(s) as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the VC Organizational Documents and Bylaws. Any change in Schedule A pertaining to any new or existing Covered Fund(s) shall not be deemed to affect the interest of any other Covered Fund(s) and shall not require the approval of shareholders of any other Covered Fund(s).

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in the VC I Articles or the VC II Declaration, as applicable, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I, VC II or the Covered Fund(s).
3.	Scope of the SUB-ADVISER’s Activities
VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever the Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund(s) complies with such Code diversification provisions, as directed by VALIC.

4.	Representations of the SUB-ADVISER and VALIC
The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:
VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement
This Agreement shall become effective as to the Covered Fund(s) on the date hereof and as to any other VC I Portfolio or VC II Portfolio on the date of the Amendment to Schedule A adding such portfolio in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter this Agreement shall continue in effect, but with respect to any Covered Fund(s), subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the VC I directors or VC II trustees, as applicable who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the directors of the VC I Board or trustees of the VC II Board, as applicable, or a majority of the Covered Fund(s)’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I or VC II, as applicable, as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund(s) at any time, without the payment of any penalty, by vote of the VC I Board or the VC II Board, as applicable, or by vote of a majority of that Covered Fund(s)’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.
6.	Other Matters
The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC, VC I, VC II or the Covered Fund(s) with respect to them.

The SUB-ADVISER agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund(s)’s property and will be surrendered promptly to the Covered Fund(s) or VALIC upon request. The SUB-ADVISER agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Covered Fund(s)’s auditors, the Covered Fund(s) or any representative of the Covered Fund(s), VALIC, or any governmental agency or other instrumentality having regulatory authority over the Covered Fund(s)

VALIC has herewith furnished the SUB-ADVISER copies of the Covered Fund(s)’s Prospectus, Statement of Additional Information, VC Organizational Documents and Bylaws as are currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund(s) as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. Subject to provisions of this paragraph, the SUB-ADVISER grants VALIC and the Covered Fund(s) a non-exclusive right to use the “PineBridge” name in connection with the SUB-ADVISER’s management of the Covered Fund(s) (i) for so long as this Agreement, any other investment management agreement between VALIC and SUB-ADVISER with respect to VC I or VC II, or to any extension, renewal or amendment thereof, remain in effect, and (ii) for subsequent periods as long as required by law, rule or regulation or to the extent necessary to refer to or illustrate the historical performance of the Covered Fund(s).
7.	Liability of the SUB-ADVISER
(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the SUB-ADVISER (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) the SUB-ADVISER shall not be subject to liability to VC I, VC II, the Covered Funds, or to any shareholder of the Covered Funds or VC I or VC II for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, VALIC shall indemnify the SUB-ADVISER (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the SUB-ADVISER) (collectively, the “Indemnified Parties”) from any liability arising from the SUB-ADVISER’s conduct under this Agreement.

(b) The SUB-ADVISER agrees to indemnify and hold harmless VALIC and its affiliates and each of its directors and officers and each person, if any, who controls VALIC within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which VALIC or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the SUB-ADVISER, or (ii) any failure by the SUB-ADVISER to comply with the representations and warranties set forth in Section 1 of this Agreement;

provided, however, that in no case is the SUB-ADVISER’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The SUB-ADVISER shall not be liable to VALIC for (i) any acts of VALIC or any other subadviser to the Covered Fund(s) with respect to the portion of the assets of the Covered Fund(s) not managed by SUB-ADVISER and (ii) acts of the SUB-ADVISER which result from acts of VALIC, including, but not limited to, a failure of VALIC to provide accurate and current information with respect to any records maintained by VALIC or any other subadviser to a Covered Fund, which records are not also maintained by or otherwise available to the SUB-ADVISER upon reasonable request. VALIC shall indemnify the Indemnified Parties from any liability arising from the conduct of VALIC and any other subadviser with respect to the portion of a Covered Fund’s assets not allocated to SUB-ADVISER.

8.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control. If any suit is instituted by any of the parties to enforce any of the terms or conditions of this Agreement, each of the parties hereby submits to the exclusive jurisdiction of any venue in the federal courts of the United States of America, County of New York, State of New York, to the extent permitted by federal law, and otherwise, each of the parties hereby submits to the exclusive jurisdiction of a venue in the state courts of the State of New York located in the city and county of New York.

9.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

10.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019
Tel:
Fax:
If to SUB-ADVISER:

Address for Notice:	With a copy to:
PineBridge Investments LLC	PineBridge Investments LLC
Compliance Department	Office of the General Counsel
175 Water Street	70 Pine Street
New York, New York 10038	New York, New York 10270
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:
Name:
Title:

ATTEST:

PINEBRIDGE INVESTMENTS LLC

By:
Name:
Title:

ATTEST:

SCHEDULE A
(Effective                      ___, 2010)
VC I Portfolios

Asset Allocation Fund	0.25% on first $300 million
0.225% on next $200 million
0.20% on assets over $500 million

Capital Conservation Fund	0.25% on first $200 million
0.20% on next $300 million
0.15% on assets over $500 million

Global Social Awareness Fund	0.25% on first $500 million
0.225% on next $500 million
0.20% on assets over $1 billion

Inflation Protected Fund	0.25% of first $250 million
0.20% on next $250 million
0.15% on assets over $500 million

International Equities Fund	0.10% on first $1 billion
0.09% on assets over $1 billion

International Government Bond Fund	0.25% on first $200 million
0.20% on next $300 million
0.15% on assets over $500 million

Mid Cap Strategic Growth Fund	0.45% on first $250 million
0.40% on next $250 million
0.35% on assets over $500 million
VC II Portfolios

Aggressive Growth Lifestyle Fund	0.10%

Conservative Growth Lifestyle Fund	0.10%

Core Bond Fund	0.25% on first $200 million
0.20% on next $300 million
0.15% on assets over $500 million

International Small Cap Equity Fund	0.50% of first $750 million
0.45% on assets over $750 million

Moderate Growth Lifestyle Fund	0.10%

Strategic Bond Fund	0.35% on first $200 million
0.25% on next $300 million
0.20% over $500 million

EXHIBIT B
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made as of this ___ day of                      2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT CORP., hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company II (“VC II”), pursuant to an Investment Advisory Agreement between VALIC and VC II, an investment company organized under the laws of Delaware as a business trust. VC II is a series type of investment company issuing separate classes (or series) of shares of beneficial interest. VC II is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC II currently consists of fifteen portfolios (“Funds”):
Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund
In accordance with VC II’s Agreement and Declaration of Trust (the “Declaration”), new Funds may be added to VC II upon approval of VC II’s Board of Trustees (the “Board”) without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER
The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and the Board and in material conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) the Declaration, VC II’s Bylaws (the “Bylaws”), the Covered Fund’s registration statements, prospectus and stated investment objectives, policies and restrictions and (iv) any applicable procedures adopted by the Board and provided to the SUB-ADVISER shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER shall not be responsible for the administrative affairs of the Covered Fund, including pricing the Covered Fund. The SUB-

ADVISER will provide reasonable assistance to VALIC to assist in pricing securities where market or broker quotations are not readily available.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. If the Board approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the custodian of the Covered Funds (“Custodian”) to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund and to execute for the Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the Board regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC II promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers relating to the Covered Funds to assist VALIC and VC II in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish the Board such periodic and special reports as VALIC and the Board may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with such services which may be requested pursuant to such regulator’s authority in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC II to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Funds. The money and investments will be held by the Custodian. The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for VC II, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC II other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the VC II Board of Trustees. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC II promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with class action lawsuits or other legal proceeding, including, without limitation, bankruptcies, involving portfolio securities owned by the Covered Funds.

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Funds or other series of VC II, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC II, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.
2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Declaration and Bylaws. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in the Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, Trustees, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC II, or to any shareholder in the Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that each Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that each Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.
4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC II with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC II with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC II as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC II with respect to them.

The SUB-ADVISER agrees that, upon request of VALIC or VC II, it will promptly provide VALIC or VC II with copies of all books and records relating to the Covered Fund, in accordance with the 1940 Act and rules thereunder.

VALIC has herewith furnished the SUB-ADVISER copies of VC II’s Prospectus, Statement of Additional Information, Declaration and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

The SUB-ADVISER agrees to indemnify VALIC for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:
Attn: Kurt Bernlohr
2919 Allen Parkway, L12-01
Houston, Texas 77019
With a copy to:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway, AT28-40
Houston, Texas 77019
If to SUB-ADVISER:
Attn: Gregory N. Bressler, General Counsel
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:
Name:
Title:

ATTEST:
Attest:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT CORP.
By:
Name:
Title:

ATTEST:
Attest:
Name:
Title:

SCHEDULE A
(Effective                     , 2010)
Annual Fee computed at the following annual rate, based on average daily net asset value for each month and payable monthly:

Covered Fund	Fee
Socially Responsible Fund	0.125% on first $1 billion
0.115% over $1 billion

EXHIBIT C
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made as of this            day of           , 2010, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT CORP., hereinafter referred to as the “SUB-ADVISER.” VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-three portfolios (“Funds”):
Asset Allocation Fund
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Core Equity Fund
Core Value Fund
Foreign Value Fund
Global Equity Fund
Global Real Estate Fund
Global Social Awareness Fund
Global Strategy Fund
Government Securities Fund
Growth & Income Fund
Growth Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors (the “Board”) without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and the Board and in material conformity with (i) the 1940 Act, and all applicable laws and regulations thereunder, (ii) all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) the Articles, VC I’s Bylaws (the “Bylaws”), registration statements, prospectus and stated investment objectives, policies and restrictions, and (iv) any applicable procedures adopted by the Board and provided to the SUB-ADVISER shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs; and

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-

ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER shall not be responsible for the administrative affairs of the Covered Fund, including pricing the Covered Fund. The SUB-ADVISER will provide reasonable assistance to VALIC to assist in pricing securities where market or broker quotations are not readily available.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. If the Board approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the custodian of the Covered Funds (the “Custodian”) to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund and to execute for the Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and the Board regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers relating to the Covered Funds to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities with jurisdiction over the SUB-ADVISER, VALIC and/or VC II any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of the Covered Funds. The money and investments will be held by the Custodian. The SUB-ADVISER will arrange for the transmission to the Custodian, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian, (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund. The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with class action lawsuits or other legal proceeding, including, without limitation, bankruptcies, involving portfolio securities owned by the Covered Funds.

The SUB-ADVISER also represents and warrants that in furnishing services hereunder, the SUB-ADVISER will not consult with any other sub-adviser of the Funds or other series of VC I, to the extent any other sub-advisers are engaged by VALIC, or any other sub-advisers to other investments companies that are controlled by VC I, concerning transactions of the Covered Fund(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in the Articles, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.

4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that, upon request of VALIC or VC I, it will promptly provide VALIC or VC I with copies of all books and records relating to the Covered Fund, in accordance with the 1940 Act and rules thereunder.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.

The SUB-ADVISER agrees to indemnify VALIC for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.
7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the SEC or such interpretive positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:
If to VALIC:
Attn: Kurt Bernlohr
2919 Allen Parkway, L12-01
Houston, Texas 77019
With a copy to:
Attn: Nori L. Gabert, Esq.
2929 Allen Parkway, AT28-40
Houston, Texas 77019

          If to SUB-ADVISER:

Attn: Gregory N. Bressler, General Counsel
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:
Name:
Title:

ATTEST:
Attest:
Name:
Title:

SUNAMERICA ASSET MANAGEMENT CORP.
By:
Name:
Title:

ATTEST:
Attest:
Name:
Title:

SCHEDULE A
(Effective                    , 2010)
Annual Fee computed at the following annual rate, based on average daily net asset value for each month and payable monthly:

Covered Fund	Fee
Mid Cap Index Fund	0.03% on first $150 million
0.02% on assets over $150 million

Money Market Fund	0.12%

Nasdaq-100 Index Fund	0.15% on first $250 million
0.13% on next $250 million
0.11% over $500 million

Small Cap Index Fund	0.03% on first $150 million
0.02% on assets over $150 million

Stock Index Fund	0.02% on first $2 billion
0.01% on assets over $2 billion

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9112 FARMINGDALE, NY 11735 ezVoteSM Consolidated Voting Instruction Card This form is your EzVote Consolidated Voting Instruction Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form. VALIC COMPANY I / VALIC COMPANY II VOTING INSTRUCTION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s), to vote all the shares of the Funds which are attributable to the Contract(s) for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas, on Friday, March 26, 2010 at 2:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged. The insurance company will vote shares attributable to your Contract(s) as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the insurance company will vote shares attributable to your Contract(s) “FOR” the proposals described below. If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will vote all shares attributable to your account value in proportion to all voting instructions for each Fund actually received from Contract owners in the Separate Account(s). PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Date Signature(s) (Sign in the Box) NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title.

T IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS T VALIC 3/10 VIC — EZ VOTING BY TELEPHONE 1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card. 2. Call the toll-free number 1-888-221-0697. 3. Follow the recorded instructions. VOTING OPTIONS VOTING BY INTERNET 1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card. 2. Go to Web site www.proxyweb.com. 3. Follow the instructions provided. VOTING BY MAIL 1. Read the accompanying Proxy Statement and the Consolidated Voting Instruction Card. 2. Please mark, sign and date your Voting Instruction Card. 3. Return the Voting Instruction Card in the postage-paid envelope provided. NOTE: If you vote by phone or on the Internet, please do not return your Voting Instruction Card. INDIVIDUAL BALLOTS On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only. NOTE: If you elect to vote each account separately, do not return the Consolidated Voting Instruction Card above. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Date Signature(s) (Sign in the Box) NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title. VALIC 3/10 VIC — IND ezVote SM Consolidated Voting Instruction Card Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2010. The Proxy Statement for this meeting is available at: www.proxyweb.com IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Boards of Directors/Trustees of the Funds unanimously recommends a vote FOR the approval of the following Proposals. FOR AGAINST ABSTAIN 1 . To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). 0 0 0 2 . To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). 0 0 0 (For Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and Socially Responsible Fund ONLY) 3 . To transact such other business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE. VALIC 3/10 VIC - EZ T IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS T INDIVIDUAL BALLOTS NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW. 1. To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). 2 NOT APPLICABLE FOR AGAINST ABSTAIN 0 0 0 0 0 0 1. NOT APPLICABLE 2 To approve a new subadvisory agreement between VALIC and SunAmerica Asset Managemen t Corp. (“SunAmerica”). FOR AGAINST ABSTAIN 0 0 0 0 0 0 1. NOT APPLICABLE 2 To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). FOR AGAINST ABSTAIN 0 0 0 0 0 0 1. To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). 2 NOT APPLICABLE FOR AGAINST ABSTAIN 0 0 0 0 0 0 VALIC 3/10 VIC — IND

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9112 FARMINGDALE, NY 11735 VOTING OPTIONS Read the accompanying Proxy Statement and the Voting Instruction Card. TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions. INTERNET: Go to Web site www.proxyweb.com and follow the instructions provided. MAIL: Mark, sign, date your Voting instruction Card and return in the postage-paid envelope provided. If you vote by Telephone or Internet, you do not need to mail your card. VOTING INSTRUCTION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account, to vote all the shares of the Fund which are attributable to the Contract for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders (the “Meeting”) to be held at 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas, on Friday, March 26, 2010 at 2:00 p.m., Central Time, and at any adjournments thereof. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Meeting and accompanying Proxy Statement is hereby acknowledged. The insurance company will vote shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the insurance company will vote shares attributable to your Contract “FOR” the proposal described below. If you fail to return this Voting Instruction Card or return it unsigned, the insurance company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Date Signature(s) (Sign in the Box) NOTE: Please sign exactly as name(s) appear hereon. If account is held jointly, either shareholder may sign and that signature is binding. If signing as attorney, executor, administrator or other fiduciary, please indicate your title. VALIC 3/10 VIC (SC)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2010. The Proxy Statement for this meeting is available at: www.proxyweb.com Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals. 1 . To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). FOR AGAINST ABSTAIN 0 0 0 2 . To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). 0 0 0 (For Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and Socially Responsible Fund ONLY) 3 . To transact such other business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE. VALIC 3/10 VIC (SC)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9112 FARMINGDALE, NY 11735 Read the Proxy Statement and have the Proxy Card at hand. TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions. INTERNET: Log on to www.proxyweb.com and follow the on-screen instructions provided. MAIL: Mark, sign, date your Proxy Card and return in the envelope provided. If you vote by Telephone or Internet, do not mail your card. PROXY CARD INDIVIDUAL SHAREHOLDERS The undersigned shareholder of the above-referenced Fund (the “Fund”), hereby appoints Kurt W. Bernlohr, Nori L. Gabert, Gregory R. Kingston and Mark Matthes, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of The Variable Annuity Life Insurance Company, 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas 77019 on Friday, March 26, 2010 at 2:00 p.m., Central Standard Time and at any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Dated: Signature(s) (Please sign in box) Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. VALIC Prxy Ind. Shareholders (3/10)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2010. The Proxy Statement for this meeting is available at: www.proxyweb.com Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals. FOR AGAINST ABSTAIN 1 . To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). 0 0 0 2 . To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). 0 0 0 (For Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and Socially Responsible Fund ONLY) 3 . To transact such other business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE. VALIC Prxy Ind. Shareholders (3/10)

Signature(s) (and Title(s) (if applicable) (Sign in the Box) Note: If you plan to vote by mail, please sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc. please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person. The undersigned shareholder of the above-referenced fund, hereby votes all the shares of the Fund which the undersigned is entitled to vote as of December 28, 2009, the record date, at the Special Meeting to be held at 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas 77019, on Friday, March 26, 2010, at 2:00 p.m., Central Time, and at any adjournment thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 VOTING OPTIONS PROXY CARD Date VALIC PRXY (SC) (3/10) Read the accompanying Proxy Statement and the Proxy Card. TELEPHONE: Call the toll-free number 1-888-221-0697 and follow the recorded instructions. INTERNET: Go to Web site www.proxyweb.com and follow the instructions provided. MAIL: Mark, sign, date your Proxy Card and return in the postage-paid envelope provided. If you vote by Telephone or Internet, you do not need to mail your card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2010. The Proxy Statement for this meeting is available at: www.proxyweb.com Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals. FOR AGAINST ABSTAIN 0 0 0 1. To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). 2. To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). (For Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and Socially Responsible Fund ONLY) 0 0 0 3 . To transact such other business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE. VALIC PRXY (SC) (3/10)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9112 FARMINGDALE, NY 11735 VOTING OR GROUP AUTHORIZATION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY This Voting/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposals in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. The undersigned hereby instructs The Variable Annuity Life Insurance Company, on behalf of its Separate Account(s) (the “Separate Account(s)”), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders to be held at 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas 77019 on Friday, March 26, 2010, at 2:00 p.m., Central Time and any adjournments of the Special Meeting. With respect to those shares for which instructions have not been received by the Separate Account(s), the Separate Account(s) will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account(s). Only shareholders of record at the close of business on December 28, 2009 are entitled to vote at the meeting and any adjournments thereof. Date: PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SIGNATURE PRINT NAME TITLE TELEPHONE # VOTING/GROUP AUTHORIZATION Check here to vote only and vote on reverse side. Check here to authorize only and DO NOT VOTE ON REVERSE SIDE. VALIC NQ Grp (sc) (3/10)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 26, 2010. The Proxy Statement for this meeting is available at: www.proxyweb.com Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0X PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals. 1 . To approve a new subadvisory agreement between VALIC and PineBridge Investments LLC (“PineBridge”). FOR AGAINST ABSTAIN 0 0 0 2 . To approve a new subadvisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”). 0 0 0 (For Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and Socially Responsible Fund ONLY) 3 . To transact such other business as may properly come before the Special Meeting or any adjournment thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE. VALIC NQ Grp (sc) (3/10)

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposals in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope. The undersigned hereby instructs VALIC, on behalf of its Separate Account(s), as applicable, to vote all shares of the Fund which are attributable to the Group Contract, pursuant to the instructions received from individual participants, at the Special Meeting of Shareholders to be held at 2919 Allen Parkway, Meeting Room 2 of The Woodson Tower Building, Houston, Texas 77019 on Friday, March 26, 2010, at 2:00 p.m., Central Time and at any adjournment thereof. PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE VARIABLE ANNUITY LIFE INSURANCE COMPANY P.O. BOX 9112 FARMINGDALE, NY 11735 GROUP AUTHORIZATION CARD THE VARIABLE ANNUITY LIFE INSURANCE COMPANY Date: Signature: Print Name: Title: Telephone #: VALIC Q Grp (sc) (3/10)